Execution Version

SECURITIES LENDING AGENCY AGREEMENT (this “Agreement”) dated as of April 1, 2010 among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, The Trusts and State Street Bank and Trust Company (“Custodian”) have entered into a Master Custodian Agreement dated August 10, 2009 pursuant to which Custodian has assumed certain responsibilities with respect to securities and other property held for the benefit of the Funds in custody accounts (each such custody account is referred to herein as a “Custody Account”);

WHEREAS, each of the Funds listed on Appendix A (each such Fund is referred to herein as “Lender”) wishes to retain the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions hereinafter set forth; and

WHEREAS, GSAL is willing to act as agent for Lender in lending such securities owned by Lender to certain borrowers, on the terms and conditions hereinafter set forth including, but not limited to, liaising with Custodian with respect to the administration of such lending activity on Lender’s behalf and Lender has provided notification to Custodian to such effect.

NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto, intending to be bound, hereby agree as follows with respect to the services to be provided to each Lender:

1.       (a) With respect to those securities (“Available Securities”) identified in Schedule 1 hereto which are held in the Custody Account (and until Lender notifies GSAL otherwise), Lender hereby appoints and authorizes GSAL, as its agent on a disclosed basis, to lend such securities, upon such terms and conditions and at such time or times, as GSAL, in its discretion, shall determine, subject to the oversight of the Lender, including such guidelines as the Lender may from time to time communicate to GSAL with respect to the lending of Available Securities and which GSAL has consented to (which consent shall not be unreasonably withheld) (“Guidelines”), and GSAL hereby accepts such appointment. Lender may amend Schedule 1 to add or remove Available Securities from time to time upon written notice to GSAL. To facilitate performance of its lending agency activities (as more fully described below), GSAL may, in its discretion and upon reasonable prior written notice to Lender, from time to time appoint one or more persons to act as its sub-agent hereunder and under any securities loan agreement (“SLA”) entered into with respect to the loan of securities held in the Custody Account, and Lender hereby approves any such appointment; provided, however, that without prior notice to Lender, GSAL may appoint one or more of persons controlling, controlled by or under common control with GSAL (“GS Affiliates”) to act as sub-agent with respect to the performance of operational and administrative back office supporting functions, including without limitation the performance of monitoring and processing asset servicing events and performing credit analyses. GSAL shall remain fully responsible for any obligations delegated to a sub-agent and for any actions taken or omitted by a sub-agent as if GSAL had taken or omitted to take such actions itself, unless Lender directed GSAL to appoint such sub-agent (provided, that GSAL shall monitor from time to time any such directed sub-agent in accordance with the standard of care set forth in Section 16). GSAL shall have the right, in its discretion, to terminate any appointment of a sub-agent or to modify the terms of any such appointment, provided that GSAL shall provide prior written notice to Lender in the event such termination or modification has a reasonable likelihood of having a materially adverse impact on Lender.

(b)       With respect to Available Securities, GSAL will use reasonable efforts to the extent practicable to allocate loans among participants in its agency securities lending program in a manner that, after taking into account the Guidelines, is reasonably fair to all participants, including the Lender.

(c)       The Guidelines provide that Lender may lend securities representing 50% of its total assets immediately prior to making the loan unless a lower percentage is set forth in an investment policy that is described in the Lender’s registration statement. Lender shall notify GSAL if a lower percentage applies and if so, the amount of such lower percentage.

2.       (a) During the term of any securities loan, GSAL shall permit the loaned securities to be transferred into the name of and voted (where applicable) by the borrower or others. For each loan of securities, GSAL shall require the borrower to pledge as collateral (i) cash in U.S. dollars; (ii) U.S. Government Securities; or (iii) irrevocable performance letters of credit issued by (a) a domestic bank that is organized under the laws of the United States, (b) a domestic bank that is organized under the laws of a State, or (c) a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions (collectively, “Collateral”) having an initial market value (as determined by GSAL pursuant to the applicable SLA) at least equal to the amount determined pursuant to the applicable SLA) and the Guidelines.

(b)       Collateral will be received from a borrower prior to or simultaneous with delivery of securities loaned. If the borrower does not provide the required Collateral to GSAL, as agreed, then GSAL will cancel the corresponding loan instruction prior to delivery.

(c)       With respect to loans involving domestic securities, Collateral shall be remarked to the percentage of the market value of the securities loaned (including any accrued interest) as specified in the applicable SLA and the Guidelines for domestic securities. With respect to loans involving foreign securities, Collateral shall be remarked to the percentage of the market value of the securities loaned (including any accrued interest) as specified in the applicable SLA and the Guidelines for foreign

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securities. With respect to loans of U.S. Government Securities, GSAL shall remark Collateral to the percentage of market value specified in the applicable SLA and the Guidelines for U.S. Government Securities if the market value of such Collateral falls below 100% of the market value of the securities loaned (including any accrued interest). If, as a result of marking-to-market, Collateral is required to be returned to the Borrower under an SLA, GSAL will timely return such Collateral to the Borrower. GSAL is authorized to consent to any adjustment in the amount available to be drawn under any letter of credit or to debit the Cash Collateral Investments (as defined in paragraph 9) in order to satisfy any requirement under an SLA to return excess Collateral to a Borrower as a result of marking-to-market.

(d)       All Collateral is intended to be received, held and administered for the benefit of Lender by Custodian in the Custody Account, except as otherwise provided herein. GSAL is authorized in its discretion to terminate, on Lender’s behalf, any securities loan entered into with a borrower without prior notice to Lender, subject to the conditions of the relevant SLA. Lender may itself instruct GSAL to terminate any loan and recall loaned securities on any date, subject to the conditions of the relevant SLA. GSAL agrees to comply with any such instruction.

3.       GSAL may lend securities from the Custody Account, as agent, only to one or more of the institutions (each, an “Approved Borrower”) listed on Schedule 2 hereto, and Lender hereby specifically approves such list of institutions. Lender understands and agrees that Schedule 2 may be amended by GSAL from time to time to add or delete borrowers and that GSAL will notify Lender of each such proposed change. With respect to a deleted borrower, such change shall be effective immediately upon notification to Lender to such effect. With respect to a proposed additional borrower, unless Lender notifies GSAL, within three Business Days of the giving by GSAL of notice of the proposed additional borrower(s), of Lender’s disapproval of any such additional borrower(s), Lender agrees that Schedule 2 shall be deemed amended to add the name(s) of such borrower(s) . Lender may at any time and from time to time instruct GSAL to remove a person from Schedule 2, and from and after GSAL’s receipt of such instruction, Schedule 2 shall be deemed amended to remove such person as an Approved Borrower.

4.       Notwithstanding anything herein to the contrary, during such time that Lender is a plan or other entity subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (any such plan or other entity referred to herein as an “ERISA Plan Lender”), the provisions of Annex I to this Agreement shall become effective (and shall be deemed incorporated by reference in this Agreement as if fully set forth herein) and any provision of Annex I or of ERISA governing the lending of securities of an ERISA Plan Lender under this Agreement shall override any inconsistent provisions otherwise contained in this Agreement. Lender represents that at the time of this Agreement (check appropriate item):

☐ it is an ERISA Plan Lender, or

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☒ it is not an ERISA Plan Lender.

Lender shall notify GSAL in writing if at any time during the term of this Agreement its status changes from that specified above, and, until such notice is received, GSAL shall be entitled to rely on the status of Lender represented to it as aforesaid.

5.       Lender fully understands and agrees that GSAL intends to execute or cause to be executed an SLA (in substantially the form of Schedule 3) as Lender’s agent on a disclosed basis with each borrower, and Lender hereby approves such form of SLA. Lender understands and agrees that GSAL may revise the terms of any SLA with any borrower as GSAL deems necessary or appropriate, in its discretion, for the effectuation of any transaction contemplated hereby or thereby; provided, that any material change to the terms of the SLA attached hereto as Schedule 3 shall not be effective unless approved in advance in writing by Lender. Lender also agrees to promptly furnish to GSAL its financial statements to enable GSAL to comply with any request therefor by a borrower in connection with any SLA.

6.       GSAL is authorized by Lender to negotiate on Lender’s behalf with each borrower all terms of a securities loan, including the amounts or fees to be received or paid pursuant to the applicable SLA, subject to the Guidelines (which may among other things include restrictions relating to permissible ranges of rebate rates, spreads, or similar economic terms). GSAL shall prepare a transactional confirmation in respect of each loan effected pursuant to an SLA, setting forth the securities borrowed and the material terms of the loan, and shall transmit the same to the borrower in accordance with such SLA. Lender understands and agrees that the identity of Lender will be disclosed by GSAL to a borrower under a securities loan at any time upon request of the borrower. The basis of GSAL’s compensation for its activities hereunder and in respect of any securities loan is set forth in Schedule 4 hereto.

7.       GSAL is authorized to notify Lender or Custodian whenever a securities loan has been agreed to on behalf of Lender with an Approved Borrower. In respect of the commencement of any loan, GSAL shall instruct the borrower to transfer to the Custody Account the required Collateral and shall advise Lender or Custodian to receive the same. GSAL shall also advise Lender or Custodian which securities in the Custody Account have been lent and the transfer instructions supplied by the borrower with respect thereto. Upon termination of the loan, GSAL shall instruct the borrower to return the loaned securities to the Custody Account and shall advise Lender or Custodian to receive the same. GSAL shall also advise Lender or Custodian as to Collateral due the borrower and the borrower’s transfer instructions with respect thereto. Once the Custodian has confirmed settlement of the return of the loaned securities, GSAL shall effect the return of Collateral due the borrower in accordance with the borrower’s transfer instructions with respect thereto.

8.       In respect of loans of securities entered into on Lender’s behalf, GSAL will value on a daily basis, in accordance with the applicable SLA, the loaned securities and all pledged Collateral and, where applicable, GSAL shall, in accordance

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with the provisions of the applicable SLA, request the borrower to deliver sufficient additional collateral to the Custody Account to satisfy the applicable margin requirement and shall advise the Lender or Custodian to receive the same. Lender acknowledges and agrees that, pursuant to any SLA, GSAL may permit a borrower to substitute Collateral, which is of the type specified in Section 2 hereto and is otherwise acceptable to GSAL in its discretion, during the term of any loan so long as the required margin in respect of such loan continues to be satisfied after such substitution. If, as a result of marking to market, Collateral is required to be returned to the borrower under the SLA, GSAL may advise Lender or Custodian regarding the amount and type of Collateral requested by borrower to be returned and the manner, timing and means by which such return was requested by borrower to be effected.

9. (a) Lender shall have the right, pursuant to the SLA, to invest cash Collateral received in respect of any loan, subject to an obligation, upon the termination of the loan, to return to the borrower the amount of cash initially pledged (as adjusted for any interim marks-to-market). Lender shall direct GSAL and/or Custodian, from time to time, as specified in Schedule 5 hereto, as to the manner and means by which such cash Collateral is to be invested and the types of permissible investments (collectively, the “Cash Collateral Investments”). Lender hereby authorizes GSAL to direct withdrawals from, and contributions to, the Cash Collateral Investments to satisfy Lender’s obligations arising to a borrower or GSAL pursuant to this Agreement or an SLA.

(b)       Lender acknowledges and agrees that any income or gains and losses from investing and reinvesting any cash Collateral delivered by a borrower to GSAL pursuant to an SLA shall be at Lender’s risk and for Lender’s account, and Lender agrees that to the extent any such losses reduce the amount of cash Collateral below the amount required to be returned to the borrower upon the termination of any loan made on Lender’s behalf (after giving effect to any Cash Collateral Fee (as defined in the applicable SLA) due the borrower), Lender will, on demand of GSAL, immediately pay to GSAL (for transmission to such borrower) an equivalent amount in cash in U.S. dollars. GSAL is hereby authorized and instructed, and GSAL agrees, to effect any required liquidation of Cash Collateral Investments to satisfy Lender’s obligation to return cash Collateral pursuant to a mark to market or upon termination of any loan of securities. All proceeds and earnings derived from the Cash Collateral Investments shall be deposited in the Custody Account unless otherwise directed by Lender.

10.      Where Collateral consists of securities, Lender, pursuant to the applicable SLA, may pledge, repledge, hypothecate, rehypothecate, lend, relend, sell or otherwise transfer the same to third parties, in which case Lender shall direct Custodian (or GSAL to direct Custodian) as to the intended disposition. GSAL shall also advise Custodian, on the due date therefor, of any Cash Collateral Fees or amounts (including payments in lieu of distribution on securities Collateral) that are due to a borrower, and on behalf of Lender, to effect prompt payment thereof to the borrower by appropriate debit to the Custody Account and transfer to the borrower. With respect to fees and amounts (including in lieu of distributions on loaned securities) due to Lender from a

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borrower, GSAL shall advise Custodian of the fees and amounts to be received on the due date therefor in the Custody Account pursuant to Lender’s direction. Lender acknowledges and agrees that, in respect of any loan entered into on Lender’s behalf, GSAL may at its option advance its own funds to pay any such Cash Collateral Fee or other fees or amounts due the borrower; provided, that no such advance shall be made except to the extent GSAL is not able to debit the Custody Account for the amount due the borrower). If GSAL makes any such advance, or if Lender does not pay to GSAL when due the applicable securities lending fee, Lender will be liable to GSAL until payment in full of such liability, at a rate per annum equal to 1/2% above the highest broker call rate of interest as published in the Wall Street Journal (Eastern edition) from day to day; provided that Lender shall not be liable for such interest on any such advance unless GSAL shall have notified Lender promptly of such advance. Lender acknowledges and agrees that the obligation of Lender to pay to the borrower the Cash Collateral Fee in respect of any loan of securities is independent of the results of investment of the related cash Collateral. As security for any and all obligations of Lender to GSAL arising hereunder or under any SLA or loan of securities effected on Lender’s behalf at any time and from time to time, Lender hereby assigns and grants to GSAL a security interest in, and hereby pledges, all of its right, title and interest in, to and under the Cash Collateral Investments held by the Custodian, subject and subordinate to (x) any security interest of, and pledge to, if any, the Custodian over the cash and securities in the Custody Account granted by Lender to Custodian and (y) the security interest of, and pledge to, if any, a bank or other financial institution that is a lender to the Lender pursuant to a credit agreement or similar arrangement with such Lender.

11.     In the event of a default by a borrower which could have an adverse effect on Lender with respect to any loan entered into pursuant to an SLA, GSAL shall promptly notify Lender and shall, and is hereby authorized by Lender to, exercise on Lender’s behalf, (i) in its discretion, and without prior notification to Lender, or (ii) upon instruction of Lender, any and all remedies provided thereunder or available under applicable law. In addition, the following applies:

(a)      If a borrower fails, pursuant to the SLA with GSAL, to return loaned securities (including any non-cash distributions in the nature of a stock split or stock dividend added to a loan) with respect to a loan when due for any reason (“Default Event”), then GSAL shall indemnify the Lender as set forth below. GSAL shall, to the extent deemed prudent by GSAL or to the extent directed by Lender, promptly, at its expense, purchase (“Buy-In”) for the Lender’s account, for settlement in the normal course, replacement securities of the same quantity, issue, type, class and series as that of the loaned securities, provided however, that if the value of the Collateral (“Collateral Value”, as defined below) is less than the purchase cost of replacement securities, GSAL shall be responsible for satisfying such shortfall but only to the extent that such shortfall is not due to any diminution in the Collateral Value due to investment losses (which are borne by Lender pursuant to Section 9 of this Agreement). In addition, provided that the Lender or Custodian provides sale notification to GSAL by the close of business on trade date in the principal market for the affected security,

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GSAL shall indemnify the Lender for overdraft charges at the Custodian during the Default Event Period (as defined below) in connection with (i) the Lender’s settlement of foreign exchange contracts that correspond to the loaned securities that are subject to the Default Event, and/or (ii) purchases of securities that were intended to be purchased with the proceeds of the sale of the securities that are subject to the Default Event. For purposes of this Section 10(a), “Default Event Period” shall mean the period from the date of the Default Event until (i) the settlement date of the Buy-In, (ii) the date payment is received by the Lender pursuant to paragraph (b) below, or (iii) the date of the return of the loaned securities, whichever is applicable. In the event the Lender fails to meet its sale settlement obligations with respect to loaned securities as a result of a Default Event and the applicable exchange or broker performs a “buy-in” to prevent a “market” short position, and the Lender provides notification of such sale to GSAL by the close of business on trade date in the principal market for the affected security, GSAL shall be liable for direct losses, expenses and liabilities incurred by the Lender in connection with such buy-in except to the extent of the negligence of the Custodian.

(b)       In the event GSAL and the Lender mutually determine for GSAL not to engage in an actual Buy-In under the SLA, GSAL shall, at its expense, credit the Custody Account in United States dollars with the market value of such unreturned loaned securities (including, in the case of debt securities, accrued but unpaid interest and, in the case of equity securities, dividends or distributions declared but not paid or remitted to Lender or any non-cash distributions in the nature of a stock split or stock dividend added to a loan) determined as of the credit date.

(c)       In addition to making the purchases or credits required by paragraphs (a) and (b) hereof, GSAL shall credit Lender the value of all distributions on the loaned securities for record dates which occur before the date that GSAL completes the Buy-In under paragraph (a) or credits Lender’s account under paragraph (b) (whether or not such record dates occur prior to the date of the applicable Default Event).

(d)       Any credits required under Paragraphs (b) and (c) shall be made by application of the proceeds of the Collateral, if any, that remains after any Buy-In that is effected by GSAL under paragraph (a). If and to the extent the Collateral Value is less than the sum of the credits required under paragraphs (b) and (c), such credits shall be made at GSAL’s expense.

(e)       Collateral Value shall be (A) in the case of loans collateralized solely by cash Collateral, the value of the cash Collateral pledged by a borrower with respect to a loan, (B) in the case of loans collateralized solely by securities Collateral, the market value of such Collateral, and (C) in the case of loans collateralized solely by letters of credit, the respective available undrawn amounts, and, in each case above, Collateral Value shall be determined on the date of the Buy-In (or the payment made pursuant to (f) below). Where a loan is collateralized by more than one type of Collateral, the aggregate market value of Collateral securing such loan (for the purpose of computing the indemnity) shall be the sum of the market values for each relevant type of Collateral. Market value shall be determined by GSAL, where applicable, based upon prices obtained from recognized pricing services or dealer price quotations other than the Borrower.

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(f)       If, on the date of the Default Event, GSAL is not in possession or control of the Collateral allocated to the defaulted Loan, Lender shall promptly cause such Collateral to be transferred to GSAL for application against the cost of any Buy-In.

(g)       In the event that GSAL is required to perform or make any payment under this Section, the Lender agrees that, to the extent of such performance or payment, GSAL shall be subrogated to, and the Lender shall assign, and be deemed to have assigned, to GSAL all of Lender’s rights in, to and against the borrower in respect of the related loan, any Collateral pledged by the borrower in respect of such loan (including any letters of credit and the issuers thereof) and all proceeds of such Collateral (but not until all of the obligations of the borrower to Lender have been fully paid). In the event that Lender receives or is credited with any payment, benefit or value from or on behalf of the borrower in respect of rights to which GSAL is subrogated as provided herein, Lender shall promptly remit or pay to GSAL the same (or, where applicable, its United States dollar equivalent).

12.     GSAL (i) will, upon request by Lender, provide to Lender a daily statement of activity setting forth information relating to loaned securities, marks-to-market and terminations and (ii) will mail to Lender on or about the 7th (seventh) Business Day of each month, a statement indicating for the preceding calendar month the securities lent from the Custody Account, the value of such securities, the identity of the borrowers, the nature and amount of Collateral received as security for the loaned securities, the amounts of any fees or payments paid with respect to each loan and such other information as GSAL and Lender may agree to from time to time or as Lender may reasonably request; provided that GSAL shall comply with any reasonable request made by Lender in light of GSAL’s then current systems and subject to policies and procedures of GSAL reasonably designed to protect its proprietary or confidential information and reimbursement by Lender for any extraordinary costs incurred in responding to such requested information. For purposes hereof, “Business Day” means any day on which GSAL is open for business in Boston, Massachusetts.

13.     The parties acknowledge that:

THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT THE LENDER WITH RESPECT TO THE SECURITIES LOAN TRANSACTION AND THAT, THEREFORE, THE COLLATERAL DELIVERED BY THE BROKER OR DEALER, AS BORROWER, TO THE LENDER MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF THE BROKER’S OR DEALER’S OBLIGATION IN THE EVENT THE BROKER OR DEALER FAILS TO RETURN THE SECURITIES.

14.      Lender acknowledges that, under the applicable SLA, the borrowers will not be required to return loaned securities immediately upon receipt of notice from GSAL terminating the applicable loan, but instead will be required to return such loaned securities within such period of time following such notice as is specified in the applicable SLA. Upon receiving a notice from Custodian, Lender or Lender’s investment manager that Available Securities which have been lent to a borrower should no longer be considered Available Securities (whether because of the sale of

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such securities or otherwise), GSAL shall notify promptly (and in no event later than the next Business Day) thereafter the borrower which has borrowed such securities that the loan of such securities is terminated and that such securities are to be returned within the time specified by the applicable SLA.

15.       (a)        Lender shall be entitled to receive all distributions (made on, or in respect of the Available Securities that are lent to a borrower as contemplated hereby), which are not otherwise received by Lender, to the full extent it would be so entitled if the Available Securities (i.e., those which are lent) had not been lent to the borrower, including, but not limited to cash and all other property, dividends, securities received as dividends, interest payments and rights to purchase securities and all other distributions, if any.

(b)       Any cash distribution made on or in respect of the Available Securities that are lent which Lender is entitled to receive under Section 15(a), and any fee payable by a borrower to Lender under an SLA, shall be paid by the transfer of cash to the Custody Account by the borrower and GSAL shall arrange for such payment on or as soon as is practicable after the date such distribution or fee payable by the borrower, in an amount equal to such distribution. Non-cash distributions received by the borrower shall be added to the Available Securities that are lent to the borrower on the date of distribution and shall be considered such for all purposes, except that if the loan has terminated, GSAL shall arrange for the immediate transfer of same to the Custody Account.

(c)       Lender acknowledges that any payments of distributions from the borrower to Lender are in substitution for the interest or dividend accrued or paid in respect of loaned securities and that the tax treatment of such payment may differ from the tax treatment of such interest or dividend. Lender also acknowledges that GSAL or Custodian may be required to withhold tax on amounts payable to or by Lender pursuant to a securities loan and GSAL may at any time claim from Lender any shortfall in the amount GSAL so withheld.

16.      Subject to the requirements of applicable law and except as expressly set forth in this Agreement, GSAL shall not be liable with respect to any losses incurred by Lender in connection with this securities lending program or under any provision hereof, except to the extent that such losses result from the negligence, bad faith or willful misconduct of GSAL in the performance of its duties under this Agreement.

17.      The responsibilities of GSAL and Custodian with respect to negotiating and administering each securities loan shall be set forth in, and governed by, the written operational procedures established from time to time by GSAL and Custodian and agreed to by Lender, and are incorporated by reference herein. GSAL shall have no liability whatsoever to Lender or any borrower arising from or based upon any failure or delay by Custodian, for whatever reason, to perform Custodian’s obligations to Lender as Custodian under any loan of securities (including complying with any instructions, orders or directions with respect to receipt and delivery of

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securities, Collateral and fees, and investment and liquidation/redemption of investments of Collateral), except to the extent that such losses result from the negligence, bad faith or willful misconduct of GSAL in the performance of its duties under this Agreement. Reasonable and customary transaction fees and expenses of Custodian relating to the transfer of securities and cash in connection with the Agreement shall be paid or reimbursed by GSAL.

18.      Each party represents and warrants to each other that (i) it has due authority to enter into and perform this Agreement and any transactions contemplated thereby; (ii) the execution and performance of this Agreement and any transaction contemplated thereby has been duly authorized by all necessary action, corporate or otherwise, and does not and will not violate any law, regulation, charter, by-law or other instrument, restriction or provision applicable to it; and (iii) this Agreement constitutes such party’s legal, valid and binding obligation enforceable in accordance with its terms. In addition, Lender represents that, as to any securities lent at any time and from time to time from the Custody Account, Lender shall be the owner thereof with clear title thereto and no lien, charge or encumbrance upon such securities shall exist except as otherwise created hereunder.

19.      Lender grants GSAL the authority set forth in this Agreement notwithstanding its awareness that GSAL, in its individual capacity or acting in a fiduciary capacity for other accounts, may have transactions or existing relationships with the same institutions to which loans of securities may be made hereunder, which transactions or relationships may give rise to potential conflict of interest situations. GSAL personnel who arrange for loans of Lender’s securities will be organizationally separated (including supervision) from all GS Affiliate personnel who handle the borrowing of securities for GS Affiliates. Any confidential information about Lender, including but not limited to the identification and amount of securities positions held by Lender, disclosed to or obtained by GSAL or GS Affiliates as well as the details of transactions hereunder, shall be kept confidential by GSAL except to the extent reasonably necessary for GSAL to perform its role as Lender’s agent (or for GS Affiliates to perform their roles on behalf of GSAL) hereunder and except as may be necessary to comply with applicable law or regulation or to cooperate with any reasonable request made by an entity with regulatory jurisdiction over GSAL or to obtain confidential legal, tax or accounting advice and, notwithstanding anything contrary in this Agreement, GSAL agrees to prohibit its employees from trading on the basis of any such confidential information. GSAL’s obligations in this section 19 shall continue following any expiration or termination of this Agreement.

20.     GSAL shall have no duties or responsibilities in respect of securities lending transactions except those expressly set forth in this Agreement. GSAL shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, transportation, computer (hardware or

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software) or communications service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation. GSAL shall be entitled to conclusively rely upon any certification, notice or other communication (including by telephone, telex, facsimile, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of an approved person (“Approved Person”) of Lender. Set forth in Schedule 6 hereto is a list of Approved Persons, which list may be amended by Lender from time to time upon notice to GSAL.

21.     Lender hereby authorizes and empowers GSAL to execute in Lender’s name and on its behalf and at its risk all agreements and documents as may be necessary or appropriate in the judgment of GSAL to carry out the purposes of this Agreement. It is understood and agreed that GSAL is authorized to supply any information regarding Lender and any loan of securities effected pursuant hereto which is required by applicable law.

22.     GSAL acknowledges that the Lender may be required to seek information from GSAL in order to comply with Rule 38a-1 promulgated under the Investment Company Act of 1940, as amended or other applicable laws and regulations. GSAL shall use its best efforts to respond to such requests for information from Lender, subject to policies and procedures of GSAL reasonably designed to protect its proprietary or confidential information and subject to reimbursement by Lender for any extraordinary costs incurred in responding to such requests. Throughout the term of this Agreement, GSAL agrees to provide the Lender with any certifications, information and access to personnel and resources that the Lender may reasonably request to enable the Lender to comply with Rule 38a-1 under the Investment Company Act of 1940, as amended and other applicable laws and regulations. Without limiting the foregoing, no less frequently than annually, GSAL shall provide to the Lender a Type II SAS 70 audit covering GSAL’s securities lending operations controls and procedures.

23.     This Agreement may be terminated by any party on sixty days’ written notice to the other party to such effect. The only effects of any such termination of this Agreement will be that (a) following such termination, no further loans shall be made hereunder by GSAL on behalf of Lender, (b) GSAL shall, within a reasonable time after termination of this Agreement, terminate any and all outstanding loans and (c) in the event Lender has appointed a successor lending agent, the parties shall use commercially reasonable efforts to transition Lender’s securities lending activity to such successor lending agent as soon as practicable after any such termination. The provisions hereof shall continue in full force and effect in all other respects until all loans have been terminated and all obligations satisfied as herein provided.

24.     GSAL represents that as a subsidiary of The Goldman Sachs Group, Inc., its payment obligations under this Agreement are, as of the date of this Agreement, covered by that certain General Guarantee Agreement, dated December 1, 2008, by The Goldman Sachs Group, Inc., a copy of which is attached as Schedule 9

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(the “Guarantee”). GSAL shall notify Lender promptly of its becoming aware of any termination of the Guarantee or any material modification of the Guarantee in a manner materially adverse to Lender. Such notification shall occur simultaneously, or promptly following any public notice of such termination or any public notice of such material modification of the Guarantee.

25.       All notices, demands and other communications hereunder shall be in writing and delivered or transmitted (as the case may be) by electronic mail, registered mail, facsimile, telex or courier, or be effected by telephone promptly confirmed in writing and delivered or transmitted as aforesaid, to the intended recipient in accordance with Schedule 7 hereto. Notices shall be effective upon receipt.

26.       This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement shall not be modified or amended except by an instrument in writing signed by Lender and GSAL. This Agreement supersedes any other agreement between the parties hereto concerning loans of securities held in the Custody Account. This Agreement shall not be assigned by either party without the prior written consent of the other party.

[Signature pages follow]

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WELLS FARGO FUNDS TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: C. David Messman
Title: Secretary

WELLS FARGO MASTER TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: C. David Messman
Title: Secretary

WELLS FARGO VARIABLE TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: C. David Messman
Title: Secretary
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GOLDMAN SACHS BANK USA
By
Name:
Title:

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ANNEX I

SPECIAL PROVISIONS APPLICABLE TO ERISA PLAN LENDERS

To the extent that securities to be loaned under the Agreement are those of an ERISA Plan Lender the following provisions shall be effective:

SECTION 1 - REPRESENTATIONS OF ERISA PLAN LENDER

(a)        The person executing this Agreement on behalf of ERISA Plan Lender represents that he or she is a fiduciary of ERISA Plan Lender with the authority to execute this Agreement on behalf of ERISA Plan Lender and is independent of GSAL and any affiliate of GSAL (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 82-63).

(b)        ERISA Plan Lender agrees to immediately notify GSAL if at any time:

(i)       any potential borrower which is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), a broker/dealer exempted from registration under Section 15 (a)(1) of the 1934 Act as a dealer of exempted Government securities, or a bank (or any of such potential borrower’s affiliates, as defined in PTCE 81-6) has discretionary authority or control with respect to the investment of any Available Securities, or renders investment advice (within the meaning of 29 CFR Section 2510.3-21(c)) with respect to any Available Securities, or.

(ii)       any potential borrower not described in clause (i) above (or any of such potential borrower’s affiliates, as defined in PTCE 81-6) is a party-in-interest with respect to ERISA Plan Lender (within the meaning of Section 3(14) of ERISA) or a disqualified person with respect to ERISA Plan Lender (within the meaning of Section 4975(e)(2) of the Internal Revenue Code of 1986, as amended).

In determining whether to enter into a securities loan under this Agreement on behalf of ERISA Plan Lender, GSAL shall be entitled to rely conclusively upon such notice from ERISA Plan Lender.

(c)        To the extent cash collateral of ERISA Plan Lender will be invested in the BGA Trust, ERISA Plan Lender represents that Schedule 8 contains a full and complete list of (i) any party in interest to ERISA Plan Lender (and any affiliate thereof, as defined in PTCE 84-14) who has (or during the immediately preceding one year exercised) the authority to terminate the investment manager of the BGA Trust (within the meaning of PTCE 84-14), including the ability to terminate the appointment of GSAL under this Agreement, or (ii) any party in interest to ERISA Plan Lender (and any affiliate thereof, as defined in PTCE 81-8) who has discretionary authority or control with respect to the assets subject to this Agreement or renders investment advice with respect to those assets (within the meaning of PTCE 81-8). ERISA Plan Lender shall supplement or modify Schedule 8 from time to time during the term of this Agreement to the extent necessary to maintain its accuracy.

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SECTION 2 - REPRESENTATIONS OF GSAL

(a)        With respect to ERISA Plan Lender, no advance of funds described in subparagraph 9(b) of the Agreement shall be made by GSAL unless the terms and conditions of such advance comply with PTCE 80-26.

(b)        If ERISA Plan Lender provides notice to GSAL described in Section 1(b) above, GSAL shall not engage in any securities loan on behalf of ERISA Plan Lender with a potential borrower identified pursuant to Section 1(b) by ERISA Plan Lender that would constitute a prohibited transaction under ERISA.

(c)        GSAL is a “fiduciary” (as that term is defined in Section 3(21)(A) of ERISA) with respect to its duties under this Agreement as they relate to assets of ERISA Plan Lender.

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APPENDIX A

LENDERS

As of March 2, 2020

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES AND HIGH INCOME FUND

Wells Fargo Funds Trust

Alternative Risk Premia Fund

Asset Allocation Fund

C&B Mid Cap Value Fund

Common Stock Fund

Conservative Income Fund

Core Plus Bond Fund

Disciplined Small Cap Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Income Builder Fund

Diversified International Fund

Emerging Markets Bond Fund

Emerging Markets Equity Fund

Endeavor Select Fund

Enterprise Fund

Fundamental Small Cap Growth Fund

Global Investment Grade Credit Fund

Global Small Cap Fund

Growth Fund

High Yield Bond Fund

High Yield Corporate Bond Fund

High Yield Municipal Bond Fund

International Bond Fund

International Equity Fund

International Government Bond Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Low Volatility U.S. Equity Fund

Mid Cap Disciplined Fund

Municipal Sustainability Fund

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Omega Growth Fund

Opportunity Fund

Precious Metals Fund

Premier Large Company Growth Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Small Cap Disciplined Fund

Special International Small Cap Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Ultra Short-Term Income Fund

U.S. Core Bond Fund

Utility and Telecommunications Fund

Wells Fargo Master Trust

Bloomberg Barclays US Aggregate ex-Corporate Portfolio

C&B Large Cap Value Portfolio

Core Bond Portfolio

Disciplined Large Cap Portfolio

Diversified Large Cap Growth Portfolio

Emerging Growth Portfolio

Emerging Markets Bond Portfolio

Factor Enhanced Emerging Markets Portfolio

Factor Enhanced International Portfolio

Factor Enhanced Large Cap Portfolio

Factor Enhanced Small Cap Portfolio

High Yield Corporate Bond Portfolio

Index Portfolio

International Government Bond Portfolio

International Growth Portfolio

International Value Portfolio

Investment Grade Corporate Bond Portfolio

Managed Fixed Income Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Strategic Retirement Bond Portfolio

U.S. REIT Portfolio

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

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Wells Fargo Income Opportunities Fund

Wells Fargo Multi-Sector Income Fund

Wells Fargo Utilities and High Income Fund

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SCHEDULE 1

AVAILABLE SECURITIES

GSAL shall lend securities held in a Lender’s Custody Account. Except as set forth in a written instrument provided from time to time by Lender, any securities held in a Custody Account for Lender shall be available for lending pursuant to this Agreement (“Available Securities”).

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SCHEDULE 2

LIST OF APPROVED BORROWERS

Barclays Capital Inc.

BMO Capital Markets Corp.

BNP Paribas Prime Brokerage, Inc

Citigroup Global Markets Inc.

Commerz Markets LLC

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.*

ING Financial Markets LLC

Jeffries LLC

J.P. Morgan Clearing Corp.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley & Co. LLC

National Financial Services LLC

Nomura Securities International, Inc.

Scotia Capital Incorporated

Scotia Capital (USA) Inc.

SG Americas Securities LLC

UBS Securities LLC

* Lenders may from time to time impose additional limitations on the amount that can be on loan at any time to such counterparty.

Schedule 2 Amended and Reviewed by the Board: February 18, 2016

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SCHEDULE 3

FORM OF SECURITIES LOAN AGREEMENT

SECURITIES LOAN AGREEMENT

SECURITIES LOAN AGREEMENT dated ____________ by and between Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending, as agent for accounts (in such capacity and not in its individual capacity, “Lender”), and _____________________ (“Borrower”) setting forth the terms and conditions under which Lender, on behalf of disclosed accounts (each, an “Account” and, collectively, the “Accounts”) hereto lends to Borrower certain securities against a pledge of collateral.

Lender and Borrower as the parties hereto agree as follows:

1. Loan of Securities.

1.1 Subject to the terms and conditions of this Agreement, either party hereto may orally initiate a transaction whereby Lender may, from time to time, lend securities to Borrower. The parties shall agree orally on the terms of each Loan, including the date of commencement of the Loan, the issuer of the securities, the description and amount of securities to be lent and the method and location of their delivery, the terms of compensation (including any applicable rebate), the Margin Percentage, and the type(s) and amount of Collateral to be transferred by Borrower and the method and location of their delivery, which terms may be amended during the Loan upon mutual agreement of the parties.

1.2 (a) Each Loan shall be evidenced by a written confirmation (“Confirmation”) to be prepared by Lender and delivered to Borrower at or about the commencement of the Loan. The Confirmation shall set forth the material terms of the Loan. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms of any Loan agreed to by Borrower and Lender, unless with respect to the Confirmation specific objection is made immediately after receipt thereof by Borrower.

(b) If the parties heretofore agree, each Loan shall not be evidenced by the method specified in 1.2(a) but rather by Lender’s records pertaining to such Loans maintained by Lender in the regular course of its business and which shall represent conclusive evidence thereof except for manifest error or willful misconduct. Lender shall send Borrower monthly statements of outstanding Loans showing Loan activity which Borrower agrees to examine promptly and to advise Lender of any errors or exceptions. Borrower’s failure to so advise Lender within twenty (20) days after delivery of any such statement shall be deemed to be Borrower’s admission of the accuracy and correctness of the contents thereof and Borrower shall be fully bound thereby. The foregoing shall not be construed to prevent the parties hereto from mutually agreeing to amend or correct such statements if there has been manifest error in the preparation of such statements.

(c) Irrespective of whether the parties agree to 1.2(a) or (b) above, on a monthly basis, Lender shall furnish to Borrower a list of Accounts on whose behalf Lender is authorized to effect loans as agent. In respect to any Loan, the identity of the Account acting as lender shall be promptly furnished to Borrower upon its request and, in any event, shall be automatically furnished to Borrower by Lender upon the occurrence of a Default involving such Account.

1.3 Notwithstanding the provisions in this Agreement with respect to when a Loan occurs, a Loan hereunder shall not occur until the Loaned Securities and the Collateral therefore are transferred.

1.4 WITHOUT WAIVING ANY RIGHTS GIVEN TO LENDER HEREUNDER, IT IS UNDERSTOOD AND AGREED THAT THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT LENDER WITH RESPECT TO LOANED SECURITIES HEREUNDER AND THAT, THEREFORE, THE COLLATERAL DELIVERED TO LENDER MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF BORROWER’S OBLIGATIONS IN THE EVENT BORROWER FAILS TO RETURN THE LOANED SECURITIES.

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2. Transfer of Loaned Securities. On the date for the commencement of the Loan, Lender shall transfer the Loaned Securities to Borrower or its designee by either (a) delivering to Borrower or its designee certificates representing the Loaned Securities together with duly executed stock or bond transfer powers or certificates or other instruments of transfer or assignment as are customary in the market in which such Loaned Securities are delivered; (b) causing the Loaned Securities to be credited to Borrower’s account and debited to Lender’s account at a clearing agency (“Clearing Organization”) at which Borrower and Lender maintain accounts; or (c) any other method of transfer as agreed upon by the parties. Borrower agrees that the completion of a delivery of Loaned Securities to it pursuant to a Loan shall constitute its acceptance and receipt thereof and each such acceptance and receipt shall be deemed to constitute, and shall constitute, a representation by Borrower that as of the date of such acceptance and receipt (i) all representations and warranties by Borrower herein are true and correct, as if made on and as of such date, (ii) no Default hereunder has occurred and is continuing, and (iii) except as otherwise theretofore disclosed to Lender in writing, there has been no material adverse change in the financial condition or business of Borrower or any direct or indirect parent since the date of the most recent financial statements of Borrower provided to Lender hereunder and that, where Borrower is a registered broker-dealer under the Securities Exchange Act of 1934, as amended (“Exchange Act”), it is in compliance with Rule 15c3-1 thereunder.

3. Transfer of Collateral.

3.1 On or prior to the receipt of the Loaned Securities, Borrower shall transfer to Lender Collateral in an amount (the “Required Value”) equal to the percentage (the “Margin Percentage”) of the market value of the Loaned Securities as agreed to by the parties (which shall not be less than 100% of the market value of the Loaned Securities) and shall be equal to the percentage specified in Annex I hereto for particular types of loans.

3.2 All transfers of Collateral consisting of securities (including those made pursuant to Section 8) shall be effected in the same manner as that provided in Section 2 for Loaned Securities. All transfers of Collateral consisting of cash (including those made pursuant to Section 8) shall be made by (a) wire transfer in immediately available, freely transferable funds or (b) such other means as the parties hereto may agree. All transfers of Collateral consisting of a letter of credit from Borrower to Lender shall be made by delivery to Lender of an irrevocable performance letter of credit issued by a bank (not affiliated with Borrower) which is acceptable to Lender and is insured by the Federal Deposit Insurance Corporation or is a foreign bank that has filed an agreement with the Board of Governors of the Federal Reserve System on Form FR T-2 (or any successor). Transfer of a letter of credit from Lender to Borrower shall be made by causing such letter of credit to be returned or, through the written consent of Lender, causing the amount of such letter of credit to be reduced to the amount required after such transfer.

3.3 The Collateral transferred by Borrower to Lender, as adjusted pursuant to Section 8, shall be security for Borrower’s obligations in respect of such Loan and for any other obligations of Borrower to Lender, and Borrower hereby pledges with, assigns to, and grants Lender a continuing security interest in, and a lien upon, the Collateral (other than letters of credit), which shall attach upon the delivery of the Collateral to Lender and which shall cease upon the redelivery of the Collateral to Borrower.

3.4 Lender may use or invest the Collateral, if such consists of cash, at its own risk and for its own benefit and shall be entitled to retain all income and profits therefrom and shall bear all losses with respect thereto. If the Collateral consists of securities, Lender may pledge, repledge, hypothecate, rehypothecate, lend, relend, sell or otherwise transfer the Collateral and commingle, with other collateral or with its own assets, the Collateral. Borrower irrevocably appoints Lender to be the attorney-in-fact of Borrower for the purpose of doing or performing any act or thing (including, without limitation, executing any document) and to take all other steps as may be required to enable Lender to effect transfer thereof to a third party or to otherwise realize upon any Collateral which has been transferred to it pursuant to any Loan.

3.5 Except as provided in Section 12, Lender shall be obligated to return the Collateral to Borrower upon tender to Lender of the Loaned Securities on termination of the Loan.

3.6 If, on any Business Day corresponding to the commencement date for a Loan, Borrower transfers the Collateral and Lender does not transfer the Loaned Securities, Borrower shall have the absolute right to the immediate return of the Collateral; and if, on any such Business Day, Lender transfers Loaned Securities and Borrower does not transfer Collateral hereunder, Lender shall have the absolute right to the immediate return of the Loaned Securities.

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3.7 Borrower may, upon reasonable notice to Lender and with Lender’s consent (which shall not be unreasonably withheld), substitute Collateral for Collateral securing any Loan; provided, however, that such substituted Collateral shall (a) consist only of cash, securities or other property that the parties agreed would be acceptable Collateral prior to the commencement of the Loan or Loans and (b) have a market value such that the aggregate market value of such substituted Collateral shall equal or exceed the agreed upon Margin Percentage of the market value of the Loaned Securities. Substituted Collateral shall constitute Collateral hereunder for all purposes.

3.8 A transfer of Loaned Securities or Collateral may be effected on any day except (i) a day on which the intended transferee is closed for business (which transferee may be a designee or agent) or (ii) a day on which a Clearing Organization or wire transfer system is closed, if the facilities of such Clearing Organization or wire transfer system are required to effect such transfer.

3.9 (a) Except as provided in the following sentence, upon receipt of Collateral for a Loan, such Collateral shall be allocated to such Loan; provided that if Collateral is received on the same day for more than one Loan, the Lender shall allocate such Collateral to each Loan then being made so that each such Loan is secured by not less than the Required Value of Collateral. Any Collateral received by Lender with respect to a Loan in excess of the Required Value for such Loan may be held by Lender as collateral security for all Loans made to Borrower at any time without being allocated to any one Loan or, in the sole discretion of Lender, may be allocated at any time to any Loan or Loans then outstanding hereunder. All allocations of Collateral shall be marked in Lender’s books, which shall be conclusive evidence of such allocations.

(b) Lender shall have the right, at its sole election, at any time and from time to time, to allocate and/or reallocate any Collateral held by it hereunder to or among any outstanding Loan or Loans.

(c) It is expressly understood and agreed by the parties hereto that any allocation of Collateral to any Loan or liabilities due to any Account pursuant to the terms hereof shall in no way affect the ability of Lender to apply such Collateral to the satisfaction of any obligation of Borrower hereunder upon any default hereunder, regardless of the Loan or Account to which such obligation relates, and that all Collateral at any time given hereunder shall constitute collateral security for all the Borrower’s obligations to Lender hereunder without distinction of any kind and upon any default hereunder may be applied to any such obligation or obligations as Lender in its sole discretion may elect.

4. Fees for Loan.

4.1 Unless otherwise agreed, (a) Borrower agrees to pay Lender a loan fee (a “Loan Fee”), computed daily on each Loan to the extent such Loan is secured by cash Collateral or Collateral other than cash, based on the aggregate market value, on each day for which such Loan Fee is being computed, of the Loaned Securities so secured, and (b) Lender agrees to pay Borrower a fee or rebate (a “Cash Collateral Fee”) on Collateral consisting of cash, computed daily based on the amount of cash held by Lender as Collateral. In the case of each of the Loan Fee and the Cash Collateral Fee, the parties shall agree on the applicable rates therefor. Unless otherwise agreed, Loan Fees shall accrue from and including the date on which the Loaned Securities are transferred to Borrower to, but excluding, the date on which such Loaned Securities are returned to Lender, and Cash Collateral Fees shall accrue from and including the date on which the cash Collateral is transferred to Lender to, but excluding, the date on which such cash Collateral is returned to Borrower.

4.2 Unless otherwise agreed, any Loan Fee or Cash Collateral Fee payable hereunder shall be payable upon the earlier of (i) the seventh day of the month following the calendar month in which such fee was incurred or (ii) the termination of all Loans hereunder (or, if a transfer of cash under Section 3.8 may not be effected on such seventh day or the day of such termination, as the case may be, the next day on which such a transfer may be effected). Notwithstanding the foregoing, all Loan Fees shall be payable by Borrower immediately in the event of a Default hereunder by Borrower and all Cash Collateral Fees shall be payable immediately by Lender in the event of a Default hereunder by Lender.

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5. Termination of the Loan.

5.1 Each Loan shall be terminable on demand, notwithstanding any expectation by any party that a Loan would remain outstanding for a given time period. Borrower may terminate a loan at any time by giving notice to Lender at least two Business Days prior to the termination date established by such notice. On the termination date, Borrower shall transfer the Loaned Securities to Lender in the same manner as initial transfer thereof from Lender to Borrower was effected pursuant to Section 2, whereupon Lender shall transfer to Borrower the Collateral (as adjusted pursuant to Section 8) by close of the day (which must be a day upon which Lender or its designee or agent holding the Collateral is open for business in the jurisdiction in which such Collateral is held) next succeeding the day of such receipt of the Loaned Securities.

5.2 Lender may terminate a Loan at any time by giving notice to Borrower prior to the close of business on a Business Day. The termination date established by such notice shall be a Business Day no later than the earlier to occur of (i) the standard settlement date for trades of the Loaned Securities entered into on the date of such notice in the principal market therefor or (ii) five Business Days from the giving of such notice. On the termination date, Borrower shall transfer to Lender the Loaned Securities in the same manner as initial transfer thereof from Lender to Borrower was effected pursuant to Section 2, whereupon Lender shall transfer to Borrower the Collateral (as adjusted pursuant to Section 8) by close of the day (which must be a day upon which Lender or its designee or agent holding the Collateral is open for business in the jurisdiction in which such Collateral is held) next succeeding the day of such receipt of the Loaned Securities.

5.3 For purposes of this Agreement, any required return by Borrower of Loaned Securities shall include securities identical in issuer, type, class and face amount to those actually transferred by Lender to Borrower at the commencement of the related Loan, and any required return by Lender of Collateral consisting of securities shall include securities identical in issuer, type, class and face amount to those actually transferred by Borrower to Lender during the term of the Loan.

6. Rights of Borrower in Respect of the Loaned Securities. Until a Loan is terminated in accordance herewith, Borrower shall have all of the incidents of ownership of the Loaned Securities, including the right to transfer the Loaned Securities to others. Lender hereby waives the right to vote the Loaned Securities during the term of the Loan.

7. Dividends, Distributions, Etc.

7.1 Lender shall be entitled to receive all distributions made on or in respect of the Loaned Securities the record dates for which occur during the term of the Loan (or the record date for which occurs at a time following return of Loaned Securities upon termination of the Loan but prior to re-registration thereof in the name of Lender or its designee in the normal course) and which are not otherwise received by Lender, to the full extent it would be so entitled if the Loaned Securities had not been lent to Borrower, including, but not limited to: (a) all property (including cash dividends and all other distributions of cash or property), (b) stock dividends and bonus issues, (c) securities received as a result of split ups of the Loaned Securities and distributions in respect thereof, (d) interest payments, (e) all rights to purchase additional securities, and (f) payments upon maturity or other redemption.

7.2 Any cash distributions made on or in respect of the Loaned Securities, which Lender is entitled to receive pursuant to Section 7.1, shall be paid by the transfer of cash (denominated in the currency of issue for the Loaned Securities, unless otherwise agreed) to Lender by Borrower on the relevant payment date therefor, in an amount equal to such cash distribution (subject to the provisions of Section 7.6), so long as Lender is not then in Default. Non-cash distributions received by Borrower shall be added to the Loaned Securities (unless otherwise agreed by the parties) and shall be considered such for all purposes, except that if the Loan has terminated, Borrower shall forthwith deliver the same to Lender.

7.3 So long as Loaned Securities have not been returned to Lender and re-registered in the name of Lender or its nominee, the parties agree that all rights arising in respect of conversions, subdivisions, consolidations, redemptions, takeovers, preemptions, options or other rights shall be for the benefit of Lender and shall be deemed to have been exercised for the benefit of Lender in accordance with Lender’s prior instructions to Borrower.

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Borrower will use its best efforts to seek instructions from Lender with respect to each of the foregoing at such time and in such manner as to be able to act timely in accordance with such instructions. Borrower’s obligation to remit distributions and to return Loaned Securities upon the termination of the Loan shall be made after giving full effect to such instructions, irrespective of the extent of Borrower’s compliance with such instructions.

7.4 Borrower shall be entitled to receive all cash distributions made on or in respect of non-cash Collateral the record or payment dates for which occur during the term of the Loan and which are not otherwise received by Borrower, to the full extent it would be so entitled if the Collateral had not been delivered to Lender. Any distributions made on or in respect of such Collateral which Borrower is entitled to receive hereunder shall be paid by the transfer of cash (denominated in the currency of issue of the non-cash Collateral, unless otherwise agreed) by Lender to Borrower, upon the date of Lender’s receipt, in an amount equal to such cash distribution (subject to the provision of Section 7.6), so long as Borrower is not then in Default.

7.5 Lender shall not be required to take any action pursuant to Section 7.4 to the extent that, as a result of such action, Borrower would become obligated to transfer Collateral to Lender under Section 8.

7.6 (a) If (i) Borrower is required to make a payment (a “Borrower Payment”) with respect to cash distributions on Loaned Securities under Sections 7.1 and 7.2 (“Securities Distributions”) and (ii) Borrower, Borrower’s custodian or Lender (“Payor”) shall be required by law to collect any withholding or other tax required to be deducted or withheld from such Borrower Payment (“Tax”), then Borrower shall pay such additional amounts as may be necessary in order that the net amount of the Borrower Payment received by Lender for the benefit of the Affected Account, after payment of such Tax equals the net amount of the Securities Distribution that would have been received by the Affected Account if such Securities Distribution had been paid directly to it, provided, however, that any Borrower Payment shall also take into account (and Borrower shall pay such additional amounts which reflect) the value to the Affected Account (as notified, orally or in writing, by Lender to Borrower) of any tax refund, reclaim or credit which such Affected Account would otherwise have been entitled to had it not lent the securities to Borrower but instead had retained ownership thereof.

(b) If Lender is required to make a payment (“Lender Payment”) with respect to distributions on Collateral under Section 7.4 (“Collateral Distributions”), Lender shall pay to Borrower the net amount of the Collateral Distribution which Borrower would have received had it not pledged the Collateral and such Collateral Distribution had instead been paid directly by the applicable issuer(s) to Borrower.

(c) Each party shall supply to the other such tax information as may be requested by the other to enable it to effect the Borrower Payment or Lender Payment in the required amount, computed as per the immediately preceding paragraphs of this Section 7.

8. Mark to Market Margin.

8.1 In the event that on any Business Day the market value of Collateral subject to a Loan shall be less than the Margin Percentage of the market value of the outstanding Loaned Securities subject to such Loan (a “Margin Deficit”), Lender may, by notice (which may be oral) to Borrower, demand that Borrower transfer to Lender additional Collateral so that the market value of such additional Collateral, when added to the market value of all other Collateral subject to such Loan, shall equal or exceed the agreed upon Margin Percentage of the market value of the Loaned Securities. Unless otherwise agreed, such transfer (in the case of Collateral denominated in U.S. dollars) is to be made in the United States in accordance with Lender’s instructions no later than 3:00 p.m. Boston time on the day of such demand if demand is made prior to 11:00 a.m. Boston time; in the case of all other types of Collateral and in the case of Collateral denominated in U.S. dollars where demand is made subsequent to 11:00 a.m. Boston time, such transfer shall be completed by the close of business of Lender (or its designee) in the location specified to Borrower for transfer of additional Collateral on the next succeeding day on which Lender (or its designee) is open for business thereat and not authorized or required to be closed. If the additional Collateral to be posted is intended to be through adjustment of a letter of credit heretofore delivered to Lender as Collateral, Borrower agrees to cause the issuing bank to amend the original letter of credit by delivery of an amended letter of credit to Lender within the applicable time period described in the preceding sentence.

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8.2 In the event that on any Business Day the market value of all Collateral subject to a Loan shall be greater than the Margin Percentage of the market value of the outstanding Loaned Securities subject to such Loan (a “Margin Excess”), Borrower may, by notice (which may be oral) to Lender, demand that Lender transfer to Borrower such amount of the Collateral selected by Borrower so that the market value of the Collateral, after deduction of such amount, shall not exceed the Margin Percentage of the market value of the Loaned Securities. Unless otherwise agreed, such transfer (in the case of Collateral denominated in U.S. dollars) is to be made in the United States in accordance with Borrower’s instructions no later than the close of business of Lender on the day of such demand if demand is made prior to 11:00 a.m. Boston time; in the case of all other types of Collateral and in the case of Collateral denominated in U.S. dollars where demand is made subsequent to 11:00 a.m. Boston time, such transfer shall be completed by the close of business of Borrower (or its designee) in the location specified to Lender for transfer of excess Collateral on the next succeeding day on which Borrower (or its designee) is open for business thereat and not authorized or required to be closed; provided, however, that if Lender is requested to return a portion of any security constituting Collateral to Borrower pursuant to this Agreement, Borrower shall, at the oral request of Lender, take all such action as is necessary to cause such security to be reissued in such denominations as are required to permit such a partial return and in such case Lender shall not be obligated to return Collateral hereunder unless and until such action has been taken and may thereafter make required returns of Collateral hereunder by returning such securities in such amounts as are, as nearly as practicable, equal to but not greater than the required return. The return to Borrower of securities the market value of which on the date on which the requirement to return the same was established was then sufficient to comply with such requirement of return shall be in full compliance with this Agreement and a full discharge of Lender’s obligation to make such return, notwithstanding the fact that at the date of such return the market value of any such securities may have declined. Where Collateral is in the form of a letter of credit, Lender agrees to promptly consent to a reduction in the undrawn balance of the letter of credit sufficient to eliminate the Margin Excess, and if Borrower delivers to Lender an amended letter of credit within the time period described in the second sentence of this Section 8.2.

8.3 Borrower and Lender may agree, with respect to one or more Loans hereunder, to mark the values to market pursuant to Sections 8.1 and 8.2 by valuing the Loaned Securities lent and the Collateral given in respect thereof on an aggregate basis.

8.4 Borrower and Lender may agree, with respect to any or all Loans hereunder, that the respective rights of Lender and Borrower under Sections 8.1 and 8.2 may be exercised only where a Margin Excess or Margin Deficit exceeds a specified dollar amount or a specified percentage of the market value of the Loaned Securities under such Loans (which amount or percentage shall be agreed to by Borrower and Lender prior to entering into any such Loans).

9. Representations of the Parties Hereto. The parties hereby make the following representations and warranties, which shall continue during the term of any Loan hereunder:

9.1 Each party hereto represents and warrants that (a) it has the power to execute and deliver this Agreement, to enter into the Loans contemplated hereby and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery and performance; and (c) this Agreement constitutes a legal, valid and binding obligation enforceable against it (in the case of Lender, solely in its capacity as agent for the Account whose securities are the subject of a Loan).

9.2 Each party hereto represents and warrants that the execution, delivery and performance by it of this Agreement and each Loan hereunder will at all times comply with all applicable laws and regulations including those of applicable securities regulatory and self-regulatory organizations.

9.3 Each party hereto represents and warrants that it has made its own determination as to the tax treatment of any dividends, remuneration or other funds received hereunder.

9.4 Borrower represents and warrants that all Loans will comply with Regulation T and, without limiting the generality of the foregoing, that it (or the party to whom it relends the Loaned Securities) is borrowing the Loaned Securities for the purpose of making delivery of such securities in the case of short sales, failure to receive securities required to be delivered or other similar situations or as otherwise permitted pursuant to Regulation T of the Board of Governors of the Federal Reserve System.

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9.5 Borrower represents and warrants that it has, or will have at the time of transfer to Lender of any Collateral hereunder (other than letters of credit), the right to grant to Lender a first priority security interest therein subject to the terms and conditions hereof. As to Collateral consisting of letters of credit transferred to Lender hereunder, Borrower represents and warrants that Lender shall have full unencumbered title thereto.

9.6 Lender represents and warrants that the Account acting as lender in any Loan has represented and warranted to it that the Loaned Securities transferred to Borrower shall be free and clear of any lien or encumbrance at the time of transfer, and Borrower represents and warrants that the return to Lender of Loaned Securities shall be free and clear of any lien or encumbrance at the time of such return.

9.7 Lender represents and warrants that as to each Account, such Account has represented and warranted to it that (i) such Account has duly authorized Lender, as agent, to execute and deliver this Agreement on its behalf, and to enter into Loans on its behalf, (ii) such Account has the requisite power to perform, and has been duly authorized to perform, the obligations imposed hereunder and under any Loan effected pursuant hereto, and (iii) the obligations of such Account in respect of any Loan effected pursuant to this Agreement constitute legal, valid and binding obligations of the Account, enforceable in accordance with their terms.

9.8 Each of the representations and warranties set out in Section 2(i), (ii), and (iii) and in Section 9, shall, notwithstanding any provision of Section 2 or 9 or any other provision of the Agreement, be deemed made and repeated for all purposes at and as of all times when any Loan entered into hereunder is outstanding.

10. Covenants.

10.1 (a) If Borrower is not a broker-dealer registered under the Exchange Act, it covenants as follows: Upon execution of this Agreement, Borrower shall deliver to the Lender Borrower’s and any parent company’s most recent available financial information, including (without limitation) the most recent available audited and unaudited statements of Borrower’s and any parent company’s financial condition that Borrower or such parent company is required to provide to any governmental agency or self regulatory body. As long as any Loan is outstanding under this Agreement, Borrower will promptly deliver to Lender all such financial information that is subsequently available, and any other financial information or statements that Lender may reasonably request.

(b) If Borrower is a broker-dealer registered under the Exchange Act, it covenants as follows: Upon execution of this Agreement, Borrower shall deliver to Lender the most recent statements of Borrower required to be furnished to Borrower’s customers by Rule 17a-5(c) and (d) under the Exchange Act. As long as any Loan is outstanding under this Agreement, Borrower shall promptly deliver to Lender all such statements subsequently required to be furnished to Borrower’s customers by such Rule (or any successor thereto). Upon execution of this Agreement, Borrower shall also deliver to Lender Borrower’s and any parent company’s most recent financial information otherwise available to its shareholders, the SEC, or the public, as the case may be including (without limitation) the most recent available audited and unaudited statements of Borrower’s or any parent company’s financial condition and any report or notice required by Rules 17a-5(a)(2)(i) and (ii) and 17a-11 under the Exchange Act. As long as any Loan is outstanding under this Agreement, Borrower will promptly deliver to the Lender all such financial information that is subsequently available, and any other financial information or statements that Lender may reasonably request including profit and loss information.

(c) Upon request of Borrower, Lender shall request of any Account that such Account provide to Lender (for delivery to Borrower) a copy of such Account’s most recent financial statement.

10.2 Borrower shall be liable as principal with respect to its obligations hereunder and shall at all times in respect of each Loan effected pursuant hereto maintain Collateral having a market value at least equal to 100% of the market value of the Loaned Securities.

10.3 Borrower agrees to cause every letter of credit delivered by it and constituting Collateral hereunder to be renewed or replaced by Collateral (including, without limitation, a renewal or replacement letter of credit) satisfactory to Lender at least seven days prior to the scheduled expiration date of such letter of credit.

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10.4 Borrower will give Lender immediate notice (i) if at any time there is entered against Borrower or any direct or indirect parent any order, decree, determination or instruction issued on the authority of any rule, regulation or proceeding of any governmental commission, bureau or other administrative agency or self-regulatory organization which could have a material adverse effect on the ability of Borrower to perform its obligations under this Agreement or to carry on its business as conducted at the date of this Agreement or which would prohibit expansion or require reduction of the business of the Borrower as conducted at the date of this Agreement or which might adversely affect the borrowing of securities by Borrower, (ii) if at any time there is commenced any investigation or proceeding which may result in the expulsion of Borrower from any stock exchange or from any self-regulatory organization, or a suspension of the Borrower’s power under any law to transact business as a broker or dealer in securities or if Borrower is so expelled or suspended, (iii) if at any time any communication is received by Borrower or any direct or indirect parent from any stock exchange, government agency, or regulatory body, constituting a warning to Borrower or any direct or indirect parent of the violation, or threatened violation, of any rule or a failure to comply with which could have a material adverse effect on the ability of Borrower to perform its obligations under this Agreement or to carry on its business as conducted at the date of this Agreement or result in a prohibition on expansion or a requirement for reduction of the business of the Borrower as conducted at the date of this Agreement or adversely affect the borrowing of securities by Borrower, (iv) if at any time Borrower or any direct or indirect parent will receive information that Borrower or any direct or indirect parent is under special surveillance by any stock exchange, or by any other self-regulatory organization, (v) if at any time Borrower or any direct or indirect parent shall receive information that the Securities Investor Protection Corporation (“SIPC”) has been notified pursuant to Section 5(a) (1) of the Securities Investor Protection Act of 1970 (“SIPC Act”) of facts which indicate that Borrower is in or is approaching financial difficulty, or (vi) if at any time SIPC shall file an application for a protective decree with respect to the Borrower under Section 5(a)(3) of the SIPC Act. Any such notice shall set forth in reasonable detail a description of the event which has occurred and of the action, if any, which Borrower proposes to take with respect thereto. Borrower will forward to Lender a copy of any order, decree, determination, instruction or other written evidence received by it of or with respect to any matter referred to in the first sentence of this subparagraph 10.4.

10.5 Borrower and Lender hereto agree and acknowledge that (a) each Loan hereunder is a “securities contract,” as such term is defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), (b) each and every transfer of funds, securities and other property under this Agreement and each Loan hereunder is a “settlement payment” or a “margin payment,” as such terms are used in Sections 362(b)(6) and 546(e) of the Bankruptcy Code, and (c) the rights given to Borrower and Lender hereunder upon a Default by the other constitute the right to cause the liquidation of a securities contract and the right to set off mutual debts and claims in connection with a securities contract, as such terms are used in Sections 555 and 362(b)(6) of the Bankruptcy Code. Each party hereto further agrees and acknowledges that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Loan hereunder is a “securities contract” and “qualified financial contract,” as such terms are defined in the FDIA and any rules, orders or policy statements thereunder.

10.6 Borrower will, from time to time, do and perform any and all acts and execute any and all further instruments required or reasonably requested by Lender more fully to effect the purposes of this Agreement and the pledge of the Collateral hereunder, including, without limitation, the execution and filing of financing statements and continuation statements relating to the Collateral under the provisions of the applicable Uniform Commercial Code.

11. Events of Default. All Loans between Borrower and Lender may, at the option of the non-defaulting party exercised by notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an event specified in subsection (e) below), be terminated immediately upon the occurrence of any one or more of the following events (individually, a “Default”):

(a)	if any Loaned Securities shall not be transferred to Lender on the termination date of the Loan as required by Section 5.2;

(b)	if any Collateral shall not be transferred to Borrower as contemplated by Section 5.1;
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(c)	if Borrower shall fail to comply with the obligation to replace an expiring letter of credit under Section 10.3 and such default is not cured within one Business Day of notice of such failure to Borrower or Borrower or Lender shall fail to deliver or return Collateral, as the case may be, as required by Section 8;

(d)	if Borrower or Lender shall fail to make the payment of distributions as required by Section 7 and such default is not cured within one Business Day of notice of such failure to Borrower or Lender, as the case may be;

(e)	if (i) Borrower or any direct or indirect parent or the Affected Account shall commence as debtor any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or seek the appointment of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or (ii) any such case or proceeding shall be commenced against either party or any direct or indirect parent, or another shall seek such an appointment, or any application shall be filed against either party for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, or (iii) either party or any direct or indirect parent shall make a general assignment for the benefit of creditors, or (iv) either party or any direct or indirect parent shall admit in writing its inability to pay its debts as they become due;

(f)	if Borrower or any direct or indirect parent or the Affected Account shall have been suspended or expelled from membership or participation in any securities exchange or association or other self-regulatory organization to whose rules it is subject or if it is suspended from dealing in securities by any governmental agency or regulatory body;

(g)	if Borrower or any direct or indirect parent or the Affected Account shall have its license, charter, or other authorization necessary to conduct a material portion of its business withdrawn, suspended or revoked by any applicable government or agency or regulatory body thereof;

(h)	if any representation made or deemed to be made by a party shall be incorrect or untrue in any material respect during the term of any Loan hereunder;

(i)	if Borrower or Lender (i) fails to provide to the other party reasonable assurances of its ability to perform its obligations hereunder or under any Loan within 24 hours after request therefor is made in good faith by the requesting party; (ii) notifies the other, orally or in writing, of its inability to or its intention not to perform its obligations hereunder; or (iii) otherwise disaffirms, rejects or repudiates any of its obligations hereunder;

(j)	if Borrower or Lender (i) shall fail to perform any obligation under this Agreement not specifically set forth in clauses (a) through (i) above, including but not limited to the payment of fees as required by Section 4, and the payment of transfer taxes as required by Section 14, (ii) shall have received notice of such failure from the non-defaulting party and (iii) shall not have cured such failure by the next day after such notice on which a transfer of cash may be effected;

(k)	any Affiliate of Borrower shall default under any other securities loan agreement with Goldman Sachs Agency Lending; or

(l)	if a party (“X”) consolidates or amalgamates with, or merges into, or transfers all or substantially all its assets to, another entity and (i) the resulting, surviving, or transferee entity has not assumed all the obligations of X under this Agreement pursuant to an
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agreement reasonably satisfactory to the other party or (ii) the financial condition of the resulting, surviving, or transferee entity is, in the judgment of the other party, materially weaker than that of X prior to such transaction.

12. Lender’s Remedies. If (a) any Default shall occur in respect of which Borrower is the defaulting party or (b) Lender is obligated to redeliver, or is otherwise deprived of its rights to, any Loaned Securities after their return, or is in any way required to pay their value or any related sum over, as a result of any bankruptcy, insolvency, liquidation, reorganization, or other similar proceeding relating to Borrower or pursuant to any legal requirement, including without limitation any laws relating to so-called ‘preferences’ or preferential payments, Lender shall have the right, in addition to any other remedies provided herein or under applicable law (without further notice to Borrower), (i) to purchase, within a commercially reasonable time (taking into consideration the nature of the market for the Loaned Securities), a like amount of the Loaned Securities in the principal market for such securities, (ii) or to treat the Loaned Securities as having been purchased by Borrower at a purchase price equal to the market value thereof on the day of the Default (or on the date of the event referred to in (b) above, as the case may be), and may apply the Collateral to the payment of such purchase (whether actual or deemed), after deducting therefrom all amounts, if any, due Lender under Sections 4, 7, 14 and 17 hereof. Lender may also apply the Collateral to any other obligation of Borrower under this Agreement, including distributions paid to Borrower (and not forwarded to Lender) in respect of Loaned Securities. In the event the purchase price exceeds the market value of the Collateral on the date of purchase, Borrower shall be liable to Lender for the amount of such excess (plus all amounts, if any, due to Lender hereunder) together with interest on all such amounts, in the case of purchases of Foreign Securities, at a per annum rate equal to LIBOR plus 2%, and in the case of purchases of any other securities (or other amounts, if any, due to Lender hereunder) at a per annum rate equal to the Fed Funds Rate plus 2%, as it fluctuates from day to day, from the date of such purchase until the date of payment of such excess. Lender shall have, as security for Borrower’s obligation to pay such excess, a security interest in or right of setoff against any property of Borrower then held by Lender and any other amount payable by Lender to Borrower. The purchase price of securities purchased under this Section 12 shall include broker’s fees and commissions and all other reasonable costs, fees and expenses related to such purchase or exercise of remedies including, without limitation, reasonable legal fees and expenses. Upon the satisfaction of all obligations hereunder, any remaining Collateral shall be returned to Borrower.

Notwithstanding any provision of the Agreement, Lender shall not be obligated to make any payment to Borrower under the Agreement or in respect of any Loan (including without limitation any return of Collateral) at any time after a Default by Borrower has occurred unless and until Borrower has satisfied all of its obligations (contingent or otherwise) to Lender, whether or not such obligations have at the time matured.

13. Borrower’s Remedies. In the event of any Default involving Lender or an Account under Section 11 hereof, Borrower shall have the right, in addition to any other remedies provided herein or under applicable law (without further notice to Lender) to sell (or be deemed to have sold) a like amount of the Loaned Securities in the principal market for such securities in a commercially reasonable manner on the day of the Default and to retain (or be deemed to have realized) the proceeds of such sale. In such event, Borrower may treat the Loaned Securities as its own and Lender’s obligation to return the Collateral consisting of cash or securities shall terminate. In the event the sales price received (or deemed to have been received) from such securities is less than the market value of the Collateral consisting of cash or securities on the date of sale (or deemed sale), the Account which defaulted on the Loan shall be liable to Borrower for the amount of any deficiency (plus all amounts, if any, due to Borrower hereunder), together with interest on all such amounts, in the case of Collateral consisting of Foreign Securities, at a per annum rate equal to LIBOR plus 2%, and in the case of Collateral consisting of any other securities (or other amounts due, if any, to Borrower hereunder), at a per annum rate equal to the Fed Funds Rate plus 2%, as it fluctuates from day to day, from the date of such sale until the date of payment of such deficiency. Borrower shall have, as security for the Account’s obligation to pay such deficiency, a security interest in or right of setoff against any property of the Account then held by Borrower pursuant to this Agreement and any other amount payable by Borrower to Lender in respect of such Account arising hereunder. In calculating this deficiency, there shall be deducted from the proceeds of the securities sold under this Section 13, broker’s fees and commissions and all other reasonable costs, fees and expenses related (or deemed related) to such sale or exercise of remedies including, without limitation, reasonable legal fees and expenses. Upon the satisfaction of all the Account’s obligations hereunder, any remaining Loaned Securities (or remaining net cash proceeds from sale or deemed sale thereof) shall be returned to Lender.

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Where Collateral consists of a letter of credit, Lender, upon the exercise or deemed exercise by Borrower of its termination rights under Section 11, shall immediately return the letter of credit to Borrower and not seek to draw thereunder and Borrower shall return to Lender an amount equal to the net proceeds from the sale (or deemed sale) of the Loaned Securities as reduced by all other amounts due to Borrower.

14. Transfer Taxes. All necessary costs, including, without limitation, transfer taxes, stamp duties and fees with respect to any transfers hereunder of Loaned Securities or Collateral shall be paid by Borrower. Borrower covenants and agrees that it shall ensure that this Agreement and all instruments of transfer in respect of any Loaned Securities or Collateral shall have been stamped in accordance with all applicable laws.

15. Definitions. For the purposes hereof:

15.1 “Account” and “Accounts” shall have the meanings set forth in the introduction.

15.2 “Affected Account” shall have the meaning set forth in Section 19.

15.3 “Affiliate” shall mean any entity which controls, is controlled by, or is under common control with another entity.

15.4 “Bankruptcy Code” shall have the meaning set forth in Section 10.5.

15.5 “Borrower” shall have the meaning set forth in the introduction.

15.6 “Borrower Payment” shall have the meaning set forth in Section 7.6.

15.7 “Business Day” shall mean, with respect to any Loan hereunder, any day (other than a Saturday or Sunday) recognized as a settlement day in the principal market in which the Loaned Securities are traded, provided, however, that for purposes of computing market value in Section 16, “Business Day” shall mean a day on which regular trading occurs in the principal market for the securities whose value is being determined. Notwithstanding the foregoing, for purposes of marking to market in Section 8, “Business Day” shall mean any day (other than a Saturday or Sunday) (i) on which regular trading occurs in the principal market for any Loaned Securities or for any securities Collateral under any outstanding Loan or (ii) on which transfers of cash Collateral may be effected by Lender and Borrower (or any nominee or agent thereof).

15.8 “Cash Collateral Fee” shall have the meaning set forth in Section 4.1.

15.9 “Clearing Organization” shall have the meaning set forth in Section 2.

15.10 “Collateral” shall mean, whether now owned or hereafter acquired, (a) all cash in a currency acceptable to Lender which is delivered to Lender pursuant to Section 3 or 8, (b) any property in which such cash is invested or reinvested (but not the income or distributions thereon or realized gains derived from Lender’s use or investment of such collateral, all of which shall in any event be the property of Lender), (c) any securities issued or guaranteed by the United States government or issued by agencies or instrumentalities thereof which may not be guaranteed by the United States government or by a foreign sovereign acceptable to Lender which are delivered to Lender pursuant to Section 3 or 8, including the interest or distributions thereon or other income therefrom, (d) all irrevocable letters of credit, issued by issuers acceptable to Lender and otherwise satisfactory in form and substance to Lender, which are delivered to Lender pursuant to Section 3 or 8, and (e) all proceeds of each of the foregoing.

15.11 “Collateral Distributions” shall have the meaning set forth in Section 7.6.

15.12 “Confirmation” shall have the meaning set forth in Section 1.2.

15.13 “Contractual Currency” shall have the meaning set forth in Section 16.2.

15.14 “Default” shall have the meaning set forth in Section 11.

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15.15 “Exchange Act” shall have the meaning set forth in Section 2.

15.16 “FDIA” shall have the meaning set forth in Section 10.5.

15.17 “Federal Funds Rate” shall mean the rate of interest (expressed as an annual rate), as published in Federal Reserve Statistical Release H.15(519) or any publication substituted therefor, charged for federal funds (dollars in immediately available funds borrowed by banks on an overnight unsecured basis) on that day or, if that day is not a banking day in New York City, on the next preceding banking day.

15.18 “Foreign Securities” shall mean, unless otherwise agreed, securities that are principally cleared and settled outside the United States.

15.19 “Lender” shall have the meaning set forth in the introduction.

15.20 “Lender Payment” shall have the meaning set forth in Section 7.6.

15.21 “LIBOR” shall mean for any date, the offered rate for deposits in U.S. dollars for a period of three months which appears on the Reuters Screen LIBOR page as of 11:00 A.M., London time, on such date (or, if at least two such rates appear, the arithmetic mean of such rates).

15.22 “Loan” shall mean a loan of securities hereunder.

15.23 “Loaned Security” shall mean any security which is transferred pursuant to any Loan and shall be deemed to include any securities into which any Loaned Securities may at any time be converted or for which they may be exchanged, any additional securities distributed with respect to Loaned Securities, and any securities issued otherwise in respect thereof, including without limitation in any sub-division, consolidation, or exchange, unless the Confirmation in respect of the Loan in question specifically provides to the contrary.

15.24 “Loan Fee” shall have the meaning set forth in Section 4.1.

15.25 “Margin Deficit” and “Margin Excess” shall have the meanings set forth in Sections 8.1 and 8.2, respectively.

15.26 “Margin Percentage” shall have the meaning set forth in Section 3.1.

15.27 “Plan” shall have the meaning set forth in Section 18.

15.28 “Required Value” shall have the meaning set forth in Section 3.1.

15.29 “Securities Distributions” shall have the meaning set forth in Section 7.6.

15.30 “SIPC” and “SIPC Act” shall have the meanings set forth in Section 10.4.

15.31 “Tax” shall have the meaning set forth in Section 7.6.

16. Market Value.

16.1 With respect to Loaned Securities and Collateral consisting of securities, market value as of any date shall be determined on the basis of the closing prices therefor as of the trading day (for the principal market in which the securities are traded) immediately preceding the day of valuation, such determination to be made by the independent pricing source notified to Borrower by Lender upon Borrower’s request. Such notification may be oral. Market value shall include accrued interest in the case of debt securities. With respect to Collateral consisting of cash, market value as of any date shall be the face amount thereof held by Lender at the time of determination and, with respect to Collateral consisting of letters of credit, market value as of any date shall be the undrawn balance thereof which Lender may at such time draw thereunder except that if, in the judgment of Lender, the creditworthiness of the issuer of any letter of credit has been or may be impaired, then, upon notice to Borrower, the market value of such letter of credit shall be zero.

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16.2 Unless otherwise agreed, where the Loaned Securities in respect of a Loan are denominated in a currency other than the currency in which the related Collateral is denominated, the currency which shall be applicable for purposes of determining market value shall be the currency in which the Collateral is denominated (the “Contractual Currency”), and any Loaned Security not denominated in the Contractual Currency shall be converted into a Contractual Currency equivalent based on the most current spot rate of exchange quoted by the independent source of exchange rates as notified to Borrower by Lender upon Borrower’s request. Such notification may be oral.

17. Contractual Currency.

17.1 Unless otherwise agreed, each payment of cash under this Agreement (except as provided in Section 7.2) shall be made in the Contractual Currency. Notwithstanding the foregoing, the payee of any such payment may, at its option, accept tender thereof in any other currency; provided, however, that, to the extent permitted by applicable law, the obligation of the payor to make such payment will be discharged only to the extent of the amount of Contractual Currency that such payee may, consistent with normal banking procedures, purchase with such other currency (after deduction of any premium and costs of exchange) on the banking day next succeeding its receipt of such currency.

17.2 If for any reason the amount in the Contractual Currency received under Section 17.1, including amounts received after conversion of any recovery under any judgment or order expressed in a currency other than the Contractual Currency, falls short of the amount in the Contractual Currency due in respect of this Agreement, the party required to make the payment will (unless a Default has occurred and such party is the non defaulting party), as a separate and independent obligation and to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall.

17.3 If for any reason the amount in the Contractual Currency received under Section 17.1 exceeds the amount in the Contractual Currency due in respect of this Agreement, then the party receiving the payment will (unless a Default has occurred and such party is the non defaulting party) refund promptly the amount of such excess.

18. ERISA. Lender shall, if any of the securities transferred to Borrower hereunder for any Loan have been or shall be obtained, directly or indirectly, from or using the assets of any Plan (as hereafter defined), so notify Borrower in writing upon the execution of the Agreement or upon initiation of such Loan under Section 1.1 or as required pursuant to Section 1.2. If Lender so notifies Borrower, then Borrower and Lender shall conduct the Loan in accordance with the terms and conditions of Department of Labor Prohibited Transaction Exemption 81-6 (46 Fed. Reg. 7527, Jan. 23, 1981; as amended, 52 Fed. Reg. 18754, May 19, 1987), or any successor thereto, unless Borrower certifies that it is not a party-in-interest to the plan for purposes of the Employee Retirement Income Security Act of 1974. If the parties are relying on Prohibited Transaction Exemption 81-6 to effect any Loan, then Borrower represents and warrants to Lender that it is either (i) a bank subject to federal or state supervision, (ii) a broker-dealer registered under the Exchange Act or (iii) exempt from registration under Section 15(a)(1) of the Exchange Act as a dealer in exempted government securities (as defined in Section 3(a)(12) of the Exchange Act) and (iv) neither it nor any affiliate (as defined in Prohibited Transaction Exemption 81-6) of Borrower has any discretionary authority or control with respect to the investment of the assets of the Plan involved in the Loan or renders investment advice (within the meaning of 29 C.F.R. Section 2510.3-21(c)) with respect to the assets of the Plan involved in the Loan. For purposes hereof, “Plan” shall mean (a) any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 which is subject to Part 4 of Subtitle B of such Act; (b) any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986; or (c) any entity the assets of which are deemed to be assets of any such “employee benefit plan” or “plan” by reason of the Department of Labor’s plan asset regulation, 29 C.F.R. Section 2510.3-101.

19. Obligations to be Separate. Each and every obligation, liability or undertaking of an Account with respect to any Loan shall be solely an obligation, liability or undertaking of, and binding upon, the Account by which such Loan is made (“Affected Account”) and shall be payable solely from the available assets of such

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Account. No such obligation, liability or undertaking shall be binding upon or affect any other Account. Neither Goldman Sachs Agency Lending (in its individual capacity) nor any Affiliate thereof shall have any liability to Borrower whatsoever in respect of any Loan, it being understood and agreed that Borrower shall have recourse solely to the Affected Account in the event of the occurrence of a Default involving the Affected Account.

20. Indemnification. Borrower agrees to indemnify and hold harmless Lender and the Affected Account (including the sponsor and fiduciaries of any Affected Account which is a Plan) from any and all damages, losses, liabilities, costs and expenses (including attorneys’ fees) which Lender or the Affected Account may incur or suffer arising in any way out of the use by Borrower of Loaned Securities or any failure of Borrower to deliver Loaned Securities in accordance herewith or to otherwise comply with the terms of this Agreement.

21. Calculations. All determinations of the value of securities, Collateral, or other property or amounts for any purpose under this Agreement shall be made in good faith by Lender.

22. Limitation of Liability. A copy of the Agreement and Declaration of Trust of each Account which is a Massachusetts business trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each such Account as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of such Account individually but are binding only upon the assets and property of each such Account.

23. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law principles thereof.

24. Waiver. The failure of either party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. All waivers in respect of a Default must be in writing.

25. Remedies. All remedies hereunder shall survive the termination of the relevant Loan, return of Loaned Securities or Collateral and termination of this Agreement.

26. Notices and Other Communications. Except as otherwise provided in this Agreement, all notices, demands, and other communications hereunder shall be sufficient if made in writing and delivered or transmitted (as the case may be) by registered mail, facsimile, telex, or courier, or by telephone promptly confirmed in writing and delivered or transmitted as aforesaid, to the intended recipient at the addresses (or to the numbers) set forth on the signature page hereof. Notices shall be effective upon receipt.

27. Miscellaneous. This Agreement supersedes any other agreement between the parties concerning loans of securities between the parties hereto. This Agreement shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns. This Agreement may be terminated by either party upon giving written notice to the other, subject only to fulfillment of any obligations then outstanding. This Agreement shall not be modified, except by an instrument in writing signed by the party against whom enforcement is sought.

GOLDMAN SACHS BANK USA in its capacity as agent for Accounts not in its individual capacity
By:
Name:
Title:

Address for Notices:

Attention: ____________

Facsimile No.: ________

Telephone No.: ________

35

BORROWER NAME as Borrower
By:
Name:
Title:

Address for Notices:

Attention: ____________

Facsimile No.: ________

Telephone No.: ________

36

ANNEX I

Type of Loaned Security	Margin Percentage[1]

Foreign equity and corporate securities	105%

United States equity and corporate securities	102%
(including American Depository Receipts)

United States government and agency securities	102%

Foreign government and agency securities	102%

1 Pursuant to Section 3.1.

37

SCHEDULE 4

FEES

For cash collateralized loans: 10% of earnings on the investment of cash collateral, net of any agreed upon rebate amount payable to borrower out of such earnings.

For non-cash collateralized loans: 10% of lending fees payable by a borrower.

38

SCHEDULE 5

Cash Collateral Investments

Cash collateral will be invested in Wells Fargo Securities Lending Cash Investments, LLC or as otherwise directed by Lender from time to time in writing to GSAL.

39

SCHEDULE 6

LIST OF APPROVED PERSONS

Wells Fargo Advantage Income Opportunities Fund

Wells Fargo Advantage Multi-Sector Income Fund

Wells Fargo Advantage Utilities and High Income Fund

Wells Fargo Funds Trust

Wells Fargo Master Trust

Wells Fargo Variable Trust

Jeremy DePalma

C. David Messman

Andrew Owen

Karla Rabusch

40

SCHEDULE 7

NOTICES

If to Lender:

Address:           Wells Fargo Advantage Income Opportunities Fund

Wells Fargo Advantage Multi-Sector Income Fund

Wells Fargo Advantage Utilities and High Income Fund

Wells Fargo Funds Trust

Wells Fargo Master Trust

Wells Fargo Variable Trust

c/o Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

Attn:       C. David Messman

Telephone:        (415) 222-1140

Facsimile:          (415) 546-0829

If to GSAL:

Address:           125 High Street

Oliver Street Tower, 17th Floor

Boston, MA 02180

Attn: John Scully, Vice President

Telephone:        (617) 204-2434

Facsimile:          (617) 204-2420

41

SCHEDULE 8

LIST OF PARTIES IN INTEREST DESCRIBED IN ANNEX I

Not applicable.

ERISA PLAN SPONSOR AND AFFILIATES

(list as appropriate)

TRUSTEE OF ERISA PLAN AND AFFILIATES

(list as appropriate)

INVESTMENT MANAGER OR OTHER PERSON EXECUTING THE SECURITIES LENDING AGENCY AGREEMENT ON BEHALF OF ERISA PLAN AND AFFILIATES

(list as appropriate)

ANY OTHER PARTY IN INTEREST DESCRIBED IN SECTION 1(c) OF ANNEX I AND AFFILIATES

(list as appropriate)

42

SCHEDULE 9

GUARANTEE

[See attached pdf]

FIRST AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This First Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of June __, 2010 by and among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.   Amendment. The Agreement is hereby amended as follows:

a. Appendix A. The following Funds are to be added to the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Equity Income Fund
Wells Fargo Advantage Large Company Growth Fund
Wells Fargo Advantage Large Cap Appreciation Fund
Wells Fargo Advantage Stable Income Fund

2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

43

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

44

WELLS FARGO FUNDS TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO MASTER TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO VARIABLE TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer
45

GOLDMAN SACHS BANK USA
By
Name:
Title:
46

SECOND AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Second Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of July 12, 2010 by and among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.   Amendment. The Agreement is hereby amended as follows:

a. Appendix A. The following Funds are to be added to the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Adjustable Rate Government Fund
Wells Fargo Advantage Diversified Capital Builder Fund
Wells Fargo Advantage Diversified Income Builder Fund
Wells Fargo Advantage High Income Fund
Wells Fargo International Bond Fund

b. Appendix A. The following Funds are to be deleted from the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Strategic Income Fund
Wells Fargo Advantage Stable Income Fund
47

2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

48

WELLS FARGO FUNDS TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO MASTER TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO VARIABLE TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer
49

GOLDMAN SACHS BANK USA
By
Name:
Title:
50

THIRD AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This third Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of July 19, 2010 by and among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.   Amendment. The Agreement is hereby amended as follows:

a. Appendix A. The following Funds are to be added to the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Classic Value Fund
Wells Fargo Advantage Core Equity Fund
Wells Fargo Advantage Disciplined Global Equity Fund
Wells Fargo Advantage Disciplined U.S. Core Fund
Wells Fargo Advantage Disciplined Value Fund
Wells Fargo Advantage Global Opportunities Fund
Wells Fargo Advantage Growth Opportunities Fund
Wells Fargo Advantage Health Care Fund
Wells Fargo Advantage Income Opportunities Fund
Wells Fargo Advantage Intrinsic Value Fund
Wells Fargo Advantage Intrinsic World Equity Fund
Wells Fargo Advantage Large Cap Core Fund
Wells Fargo Advantage Multi-Sector Income Fund
Wells Fargo Advantage Omega Growth Fund
Wells Fargo Advantage Precious Metals Fund
Wells Fargo Advantage Premier Large Company Growth Fund
51

Wells Fargo Advantage Small/Mid Cap Core Fund
Wells Fargo Advantage Special Small Cap Value Fund
Wells Fargo Advantage Strategic Large Cap Growth Fund
Wells Fargo Advantage Traditional Small Cap Growth Fund
Wells Fargo Advantage Utilities and High Income Fund
Wells Fargo Advantage Utility and Telecommunications Fund
Wells Fargo Advantage VT Core Equity Fund
Wells Fargo Advantage VT Omega Growth Fund

b. Appendix A. The following Funds are to be deleted from the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Specialized Financial Services Fund
Wells Fargo Advantage Equity Income Fund
Wells Fargo Advantage U.S. Value Fund
Wells Fargo Advantage Large Company Core Fund
Wells Fargo Advantage Large Company Growth Fund
Wells Fargo Advantage Large Cap Appreciation Fund
Wells Fargo Advantage VT Large Company Growth Fund
Wells Fargo Advantage VT Large Company Core Fund
Wells Fargo Advantage VT C&B Large Cap Value Fund

2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

52

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

53

WELLS FARGO FUNDS TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO MASTER TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO VARIABLE TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer
54

GOLDMAN SACHS BANK USA
By
Name:
Title:
55

FOURTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This fourth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of July 21, 2010 by and among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.   Amendment. The Agreement is hereby amended as follows:

a. Appendix A. The following Funds are to be added to the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Classic Value Fund
Wells Fargo Advantage Core Equity Fund
Wells Fargo Advantage Disciplined Global Equity Fund
Wells Fargo Advantage Disciplined U.S. Core Fund
Wells Fargo Advantage Disciplined Value Fund
Wells Fargo Advantage Global Opportunities Fund
Wells Fargo Advantage Growth Opportunities Fund
Wells Fargo Advantage Health Care Fund
Wells Fargo Advantage Intrinsic Value Fund
Wells Fargo Advantage Intrinsic World Equity Fund
Wells Fargo Advantage Large Cap Core Fund
Wells Fargo Advantage Omega Growth Fund
Wells Fargo Advantage Precious Metals Fund
Wells Fargo Advantage Premier Large Company Growth Fund
Wells Fargo Advantage Small/Mid Cap Core Fund
Wells Fargo Advantage Special Small Cap Value Fund
56

Wells Fargo Advantage Strategic Large Cap Growth Fund
Wells Fargo Advantage Traditional Small Cap Growth Fund
Wells Fargo Advantage Utility and Telecommunications Fund
Wells Fargo Advantage VT Core Equity Fund
Wells Fargo Advantage VT Omega Growth Fund

b. Appendix A. The following Funds are to be deleted from the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Specialized Financial Services Fund
Wells Fargo Advantage Equity Income Fund
Wells Fargo Advantage U.S. Value Fund
Wells Fargo Advantage Large Company Core Fund
Wells Fargo Advantage Large Company Growth Fund
Wells Fargo Advantage Large Cap Appreciation Fund
Wells Fargo Advantage VT Large Company Growth Fund
Wells Fargo Advantage VT Large Company Core Fund
Wells Fargo Advantage VT C&B Large Cap Value Fund

2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

57

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

58

WELLS FARGO FUNDS TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO MASTER TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO VARIABLE TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer
59

GOLDMAN SACHS BANK USA
By
Name:
Title:
60

FIFTH AMENDMENT TO SECURITIES LENDING AGENCY AGREEMENT

This FIFTH AMENDMENT TO SECURITIES LENDING AGENCY AGREEMENT (this “Fifth Amendment”) is made as of this 25th day of August, 2010, by and among Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage Utilities and High Income Fund (each, a “New Lending Trust”), Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (including the New Lending Trusts, the “Trusts” and each a “Trust”), on behalf of themselves and their funds now existing or hereafter created, and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

RECITALS

WHEREAS, except for each New Lending Trust, the parties to this Fifth Amendment entered into that certain Securities Lending Agency Agreement, dated as of April 1, 2010, as amended by the First through Fourth Amendments thereto, each of which added and/or deleted certain Funds to the list of Funds in Appendix A to the Agreement (as so amended, the “Agreement”);

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement;

WHEREAS, the Trusts and the Custodian have entered into an amendment [to Appendix A], dated as of the date hereof, to that certain Master Custodian Agreement dated August 10, 2009, as amended, pursuant to which the Custodian has assumed custodial responsibilities with respect to securities and other property held for the benefit of the New Lending Trusts in Custody Accounts; and

WHEREAS, the parties to the Agreement now wish to amend the Agreement to, among other things, include each New Lending Trust as a Trust party to the Agreement and as a Lender on Appendix A thereto and add certain Approved Borrowers to Schedule 2 thereto.

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.   Amendment. The Agreement, where specified below, the Appendix and Schedules thereto, are hereby amended as follows:

a.	Agreement and Appendix A. The following New Lending Trusts are to be added as a Trust party to the Agreement and to the list of Funds that are Lenders in Appendix A to the Agreement:

Wells Fargo Advantage Income Opportunities Fund

Wells Fargo Advantage Multi-Sector Income Fund

Wells Fargo Advantage Utilities and High Income Fund

61

b.	Schedule 2. The following are to be added to the list of Approved Borrowers in Schedule 2 to the Agreement:

Nomura Securities International, Inc.

National Financial Services LLC

c.	Schedule 6. The following New Lending Trusts are to be inserted immediately before Wells Fargo Funds Trust on the list of Approved Persons in Schedule 6 to the Agreement:

Wells Fargo Advantage Income Opportunities Fund

Wells Fargo Advantage Multi-Sector Income Fund

Wells Fargo Advantage Utilities and High Income Fund

d.	Schedule 7. The following New Lending Trusts are to be inserted immediately before Wells Fargo Funds Trust on the address for notices to the Lenders in Schedule 7 to the Agreement:

Wells Fargo Advantage Income Opportunities Fund

Wells Fargo Advantage Multi-Sector Income Fund

Wells Fargo Advantage Utilities and High Income Fund

2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Fifth Amendment are incorporated herein.

4.	Continuing Effectiveness of the Agreement.

Except as otherwise specifically set forth in this Fifth Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Fifth Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

62

IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND,

each on behalf of itself as a Lender listed on Appendix A as amended from time to time

By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO FUNDS TRUST WELLS FARGO MASTER TRUST WELLS FARGO VARIABLE TRUST, each on behalf of their respective Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

GOLDMAN SACHS BANK USA
By
Name: John M. Scully
Title: Vice President
63

SIXTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This sixth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of November 16, 2010 by and among Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Amendment. The Agreement is hereby amended as follows:

a. Appendix A. Effective February 1, 2011, the following Fund is to be added to the list of Funds of Wells Fargo Master Trust in Appendix A to the Agreement:

Wells Fargo Advantage Diversified Large Cap Growth Portfolio

b. Appendix A. Effective February 1, 2011, the following Funds are to be deleted from the list of Funds of Wells Fargo Master Trust in Appendix A to the Agreement:

Wells Fargo Advantage Disciplined Growth Portfolio

Wells Fargo Advantage Large Cap Appreciation Portfolio

Wells Fargo Advantage Large Company Growth Portfolio

Wells Fargo Advantage Small Cap Index Portfolio

64

2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.	Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

65

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND
WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND
WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND,
each on behalf of itself as a Lender listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST,
each on behalf of their respective Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

GOLDMAN SACHS BANK USA
By
Name: John M. Scully
Title: Vice President
66

SEVENTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Seventh Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of May 18, 2011 by and among Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Amendment. The Agreement is hereby amended as follows:

Appendix A. On May 18, 2011 the Board of Trustees of Wells Fargo Funds Trust and Wells Fargo Variable Trust approved certain fund mergers as reflected in the footnotes to Appendix A to the Agreement. Upon shareholder approval, the fund mergers will become effective in the third quarter 2011.

2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.	Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

67

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

68

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND
WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND
WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND,
each on behalf of itself as a Lender listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST,
each on behalf of their respective Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

GOLDMAN SACHS BANK USA
By
Name: John M. Scully
Title: Vice President
69

EIGHTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Eighth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of February 8, 2012 by and among Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Amendment. The Agreement is hereby amended as follows:

a.	Appendix A. The Wells Fargo Advantage Health Care Fund shall be removed from Appendix as a result of its liquidation on or about March 28, 2012.

b.	Schedule 2. The following are to be added to the list of Approved Borrowers in Schedule 2 to the Agreement:

Jeffries & Co.

2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.	Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

70

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

71

IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND
WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND
WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND,
each on behalf of itself as a Lender listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST,
each on behalf of their respective Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Assistant Treasurer

GOLDMAN SACHS BANK USA
By
Name: John M. Scully
Title: Vice President
72

NINTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Ninth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of November 7, 2012 by and among Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Amendments. The Agreement is hereby amended as follows:

c.	Appendix A –
a.	The Managed Account CoreBuilder - Series G shall be removed from Appendix A as a result of its termination by the end of May 2013.
b.	The addition of the High Yield Municipal Bond Fund and the Strategic Income Fund which are scheduled to commence operations in the first quarter 2013.
c.	The reorganization of the Small/Mid Cap Core Fund into the Common Stock Fund. Subject to shareholder approval, the reorganization will become effective in March 2013.
d.	The name change of the Total Return Bond Portfolio to the Core Bond Portfolio, effective December 1, 2012.
d.	Schedule 6 –
a.	Kasey Phillips shall be removed from the List of Approved Persons.
73

2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.	Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

74

IN WITNESS WHEREOF, the parties have caused this Ninth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND
WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND,
each on behalf of itself as a Lender listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST,
each on behalf of their respective Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

GOLDMAN SACHS BANK USA
By
Name: Christel Carroll
Title: Vice President
75

TENTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Tenth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of March 13, 2014 by and among Wells Fargo Advantage Income Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Amendments. The Agreement is hereby amended as follows:

e.	Appendix A –
a.	The addition of the Conservative Income Fund.
b.	The reorganization of the following Wells Fargo Master Trust portfolios. :
➢	Equity Value Portfolio into the Large Company Value Portfolio
➢	International Equity Portfolio into the International Value Portfolio
➢	International Index Portfolio into the International Growth Portfolio
•	The addition of the Emerging Markets Equity Select Fund which is scheduled to commence operations in the fourth quarter 2013.
•	The removal of the Adjustable Rate Government Fund, Government Securities Fund, Short Duration Government Bond Fund and Inflation Protected Bond Portfolio.
f.	Schedule 2 – List of Approved Borrowers
a.	The following are to be removed to the List of Approved Borrowers in Schedule 2 to the Agreement:
➢	BNP Paribas Securities Corp.
➢	MS Securities Services Inc.
76

b.	The following are to be added to the List of Approved Borrowers in Schedule 2 to the Agreement:
➢	BMO Capital Markets Corp.
➢	Scotia Capital (USA) Inc.
c.	The following are name changes to the List of Approved Borrowers in Schedule 2 to the Agreement:
➢	Jefferies & Co., Inc. to Jefferies LLC
➢	Morgan Stanley & Co. Inc. to Morgan Stanley & Co. LLC
2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.	Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

77

IN WITNESS WHEREOF, the parties have caused this Tenth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND
WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND,
each on behalf of itself as a Lender listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST,
each on behalf of their respective Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

GOLDMAN SACHS BANK USA
By
Name: Christel Carroll
Title: Vice President
78

ELEVENTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Eleventh Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of February 18, 2016 by and among Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Amendments. The Agreement is hereby amended as follows:

g.	Appendix A – The following Fund is to be added to the list of Funds of Wells Fargo Master Trust in Appendix A to the Agreement:
➢	Total Return Bond Portfolio

b.	Appendix A – The following Fund was deleted from the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:
➢	Emerging Markets Equity Select Fund

c.	Appendix A – The names of the Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, Wells Fargo Advantage Utilities and High Income Fund and Income Plus Fund were changed to:
➢	Wells Fargo Income Opportunities Fund
➢	Wells Fargo Multi-Sector Income Fund
➢	Wells Fargo Utilities and High Income Fund
➢	Core Plus Bond Fund

d.	Appendix A – Effective April 30, 2016, the following Funds are deleted from the list of Funds of Wells Fargo Variable Trust in Appendix A to the Agreement:
➢	VT Intrinsic Value Fund
79

➢	VT Small Cap Value Fund
➢	VT Total Return Bond Fund

e.	Appendix A – Effective on or about May 1, 2016, the following Fund is added to the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:
➢	Small Cap Core Fund

f.	Appendix A – Effective in the 3rd quarter of 2016, the High Income Fund will merge into the High Yield Bond Fund.

g.	Schedule 2. The following are to be added to the list of Approved Borrowers in Schedule 2 to the Agreement:
➢	BMO Capital Markets Corporation
➢	Commerz Markets LLC
➢	Scotia Capital Incorporated
2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.	Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

80

IN WITNESS WHEREOF, the parties have caused this Eleventh Amendment to be executed and delivered as of the date first above written.

WELLS FARGO INCOME OPPORTUNITIES FUND
WELLS FARGO MULTI-SECTOR INCOME FUND,
each on behalf of itself as a Lender listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

WELLS FARGO UTILITIES AND HIGH INCOME FUND
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST,
each on behalf of their respective Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

GOLDMAN SACHS BANK USA
By
Name: Christel Carroll
Title: Vice President
81

APPENDIX A

LENDERS

As of February 18, 2016

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES AND HIGH INCOME FUND

Wells Fargo Funds Trust

Asia Pacific Fund

Asset Allocation Fund

Capital Growth Fund

C&B Mid Cap Value Fund

Common Stock Fund

Conservative Income Fund

Core Plus Bond Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Income Builder Fund

Diversified International Fund

Emerging Markets Equity Fund

Endeavor Select Fund

Enterprise Fund

Global Opportunities Fund

Growth Fund

High Income Fund2

High Yield Bond Fund

High Yield Municipal Bond Fund

International Bond Fund

International Equity Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Mid Cap Disciplined Fund

Omega Growth Fund

Opportunity Fund

Precious Metals Fund

[2]	On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the High Income Fund into the High Yield Bond Fund. Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.
82

Premier Large Company Growth Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Small Cap Disciplined Fund

Small Cap Core Fund3

Small Cap Opportunities Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Traditional Small Cap Growth Fund

Ultra Short-Term Income Fund

Utility and Telecommunications Fund

Wells Fargo Master Trust

C&B Large Cap Value Portfolio

Core Bond Portfolio

Diversified Fixed Income Portfolio

Diversified Large Cap Growth Portfolio

Emerging Growth Portfolio

Equity Income Portfolio

Index Portfolio

International Growth Portfolio

International Value Portfolio

Managed Fixed Income Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Total Return Bond Portfolio

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Intrinsic Value Fund4

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

VT Small Cap Value Fund5

VT Total Return Bond Fund6

[3]	On November 18, 2015, the Board of Wells Fargo Funds Trust approved the establishment of the Wells Fargo Small Cap Core Fund and the reorganization of the Golden Small Cap Core Fund (“Golden Small Cap Fund”) into the Wells Fargo Small Cap Core Fund. Subject to approval by the Board of Forum Funds and shareholders of the Golden Small Cap Fund (the “Small Cap Core Reorganization”), the Small Cap Core Reorganization will become effective in May 2016.
[4]	On November 18, 2015 the Board of Trustees of Wells Fargo Variable Trust approved the liquidation of the VT Intrinsic Value Fund effective on or about April 30, 2016.
[5]	On November 18, 2015 the Board of Trustees of Wells Fargo Variable Trust approved the liquidation of the VT Small Cap Value Fund effective on or about April 30, 2016.
83

Wells Fargo Income Opportunities Fund

Wells Fargo Multi-Sector Income Fund

Wells Fargo Utilities and High Income Fund

[6]	On November 18, 2015 the Board of Trustees of Wells Fargo Variable Trust approved the liquidation of the VT Total Return Bond Fund effective on or about April 30, 2016.
84

THIRTEENTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Thirteenth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of August 10, 2016 by and among Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Amendments. The Agreement is hereby amended as follows:

h.	Appendix A – The following Fund is to be added to the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:
➢	Low Volatility U.S. Equity Fund
2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.	Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

85

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

86

IN WITNESS WHEREOF, the parties have caused this Twelfth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO INCOME OPPORTUNITIES FUND
WELLS FARGO MULTI-SECTOR INCOME FUND,
each on behalf of itself as a Lender listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

WELLS FARGO UTILITIES AND HIGH INCOME FUND
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST,
each on behalf of their respective Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

GOLDMAN SACHS BANK USA
By
Name: Christel Carroll
Title: Vice President
87

APPENDIX A

LENDERS

As of August 10, 2016

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES AND HIGH INCOME FUND

Wells Fargo Funds Trust

Asia Pacific Fund

Asset Allocation Fund

Capital Growth Fund

C&B Mid Cap Value Fund

Common Stock Fund

Conservative Income Fund

Core Plus Bond Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Income Builder Fund

Diversified International Fund

Emerging Markets Equity Fund

Endeavor Select Fund

Enterprise Fund

Global Opportunities Fund

Growth Fund

High Yield Bond Fund

High Yield Municipal Bond Fund

International Bond Fund

International Equity Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Low Volatility U.S. Equity Fund7

Mid Cap Disciplined Fund

Omega Growth Fund

Opportunity Fund

Precious Metals Fund

[7]	On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Low Volatility U.S. Equity Fund. The Low Volatility U.S. Equity Fund is expected to commence operations in the fourth quarter of 2016.
88

Premier Large Company Growth Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Small Cap Disciplined Fund

Small Cap Core Fund

Small Cap Opportunities Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Traditional Small Cap Growth Fund

Ultra Short-Term Income Fund

Utility and Telecommunications Fund

Wells Fargo Master Trust

C&B Large Cap Value Portfolio

Core Bond Portfolio

Diversified Fixed Income Portfolio

Diversified Large Cap Growth Portfolio

Emerging Growth Portfolio

Equity Income Portfolio

Index Portfolio

International Growth Portfolio

International Value Portfolio

Managed Fixed Income Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Total Return Bond Portfolio

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

Wells Fargo Income Opportunities Fund

Wells Fargo Multi-Sector Income Fund

Wells Fargo Utilities and High Income Fund

89

FOURTEENTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Thirteenth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of August 16, 2017 by and among Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Amendments. The Agreement is hereby amended as follows:

i.	Appendix A – The following Funds are added to the list of Funds of Wells Fargo Funds Trust and portfolios of Wells Fargo Master Trust in Appendix A to the Agreement:

Wells Fargo Funds Trust

➢  Emerging Markets Bond Fund

➢  Factor Enhanced Emerging Markets Fund

➢  Factor Enhanced International Fund

➢  Factor Enhanced Large Cap Fund

➢  Factor Enhanced Small Cap Fund

➢  High Yield Corporate Bond Fund

➢  International Government Bond Fund

➢  U.S. Core Bond Fund

Wells Fargo Master Trust

➢  Bloomberg Barclays US Aggregate ex-Corporate Portfolio

➢  Emerging Markets Bond Portfolio

➢  Factor Enhanced Emerging Markets Portfolio

➢  Factor Enhanced International Portfolio

90

➢  Factor Enhanced Large Cap Portfolio

➢  Factor Enhanced Small Cap Portfolio

➢  High Yield Corporate Bond Portfolio

➢  International Government Bond Portfolio

➢  Investment Grade Corporate Bond Portfolio

➢  Strategic Retirement Bond Portfolio

➢  U.S. REIT Portfolio

h.	Appendix A – The following Portfolios were removed from Wells Fargo Master Trust in Appendix A to the Agreement:

Wells Fargo Master Trust

➢  Diversified Fixed Income Portfolio

➢  Equity Income Portfolio

➢  Total Return Bond Portfolio

i.	Appendix A – Effective April 1, 2017 the name of the Global Opportunities Fund changed to Global Small Cap Fund of Wells Fargo Funds Trust.
2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.	Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

91

IN WITNESS WHEREOF, the parties have caused this Fourteenth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO INCOME OPPORTUNITIES FUND
WELLS FARGO MULTI-SECTOR INCOME FUND,
each on behalf of itself as a Lender listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

WELLS FARGO UTILITIES AND HIGH INCOME FUND
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST,
each on behalf of their respective Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

GOLDMAN SACHS BANK USA
By
Name: Christel Carroll
Title: Vice President
92

APPENDIX A

LENDERS

As of August 16, 2017

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES AND HIGH INCOME FUND

Wells Fargo Funds Trust

Asia Pacific Fund

Asset Allocation Fund

Capital Growth Fund

C&B Mid Cap Value Fund

Common Stock Fund

Conservative Income Fund

Core Plus Bond Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Income Builder Fund

Diversified International Fund

Emerging Markets Bond Fund

Emerging Markets Equity Fund

Endeavor Select Fund

Enterprise Fund

Factor Enhanced Emerging Markets Fund

Factor Enhanced International Fund

Factor Enhanced Large Cap Fund

Factor Enhanced Small Cap Fund

Global Small Cap Fund

Growth Fund

High Yield Bond Fund

High Yield Corporate Bond Fund

High Yield Municipal Bond Fund

International Bond Fund

International Equity Fund

International Government Bond Fund8

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

[8]	On August 16, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the International Government Bond Fund, effective on or about November 1, 2017.
93

Large Company Value Fund

Low Volatility U.S. Equity Fund

Mid Cap Disciplined Fund

Omega Growth Fund

Opportunity Fund

Precious Metals Fund

Premier Large Company Growth Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Small Cap Disciplined Fund

Small Cap Core Fund

Small Cap Opportunities Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Traditional Small Cap Growth Fund

Ultra Short-Term Income Fund

U.S. Core Bond Fund

Utility and Telecommunications Fund

Wells Fargo Master Trust

Bloomberg Barclays US Aggregate ex-Corporate Portfolio

C&B Large Cap Value Portfolio

Core Bond Portfolio

Diversified Large Cap Growth Portfolio

Emerging Growth Portfolio

Emerging Markets Bond Portfolio

Factor Enhanced Emerging Markets Portfolio

Factor Enhanced International Portfolio

Factor Enhanced Large Cap Portfolio

Factor Enhanced Small Cap Portfolio

High Yield Corporate Bond Portfolio

Index Portfolio

International Government Bond Portfolio

International Growth Portfolio

International Value Portfolio

Investment Grade Corporate Bond Portfolio

Managed Fixed Income Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Strategic Retirement Bond Portfolio

U.S. REIT Portfolio

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

94

VT International Equity Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

Wells Fargo Income Opportunities Fund

Wells Fargo Multi-Sector Income Fund

Wells Fargo Utilities and High Income Fund

FIFTEENTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Fifteenth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of November 9, 2018 by and among Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Amendments. The Agreement is hereby amended as follows:

j.	Appendix A – The following Funds are added to the list of Funds of Wells Fargo Funds Trust and Portfolios of Wells Fargo Master Trust in Appendix A to the Agreement:

Wells Fargo Funds Trust

➢  Alternative Risk Premia Fund (effective on or about 12/3/18)

95

➢  Global Investment Grade Credit Fund (effective on or about 3/1/19)

Wells Fargo Master Trust

➢  Disciplined Large Cap Portfolio (effective 5/1/18)

k.	Appendix A – Effective on or about December 14, 2018 the Small Cap Core Fund will be removed from the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement.
j.	Appendix A – Effective June 15, 2018 the name of the Small Cap Opportunities Fund changed to Disciplined Small Cap Fund of Wells Fargo Funds Trust.
2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.	Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

96

IN WITNESS WHEREOF, the parties have caused this Fifteenth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO INCOME OPPORTUNITIES FUND
WELLS FARGO MULTI-SECTOR INCOME FUND,
each on behalf of itself as a Lender listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

WELLS FARGO UTILITIES AND HIGH INCOME FUND
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST,
each on behalf of their respective Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

GOLDMAN SACHS BANK USA
By
Name: Christel Carroll
Title: Vice President
97

APPENDIX A

LENDERS

As of November 9, 2018

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES AND HIGH INCOME FUND

Wells Fargo Funds Trust

Asia Pacific Fund

Alternative Risk Premia Fund

Asset Allocation Fund

Capital Growth Fund

C&B Mid Cap Value Fund

Common Stock Fund

Conservative Income Fund

Core Plus Bond Fund

Disciplined Small Cap Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Income Builder Fund

Diversified International Fund

Emerging Markets Bond Fund

Emerging Markets Equity Fund

Endeavor Select Fund

Enterprise Fund

Factor Enhanced Emerging Markets Fund

Factor Enhanced International Fund

Factor Enhanced Large Cap Fund

Factor Enhanced Small Cap Fund

Global Investment Grade Credit Fund

Global Small Cap Fund

Growth Fund

High Yield Bond Fund

High Yield Corporate Bond Fund

High Yield Municipal Bond Fund

International Bond Fund

International Equity Fund

International Government Bond Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

98

Large Company Value Fund

Low Volatility U.S. Equity Fund

Mid Cap Disciplined Fund

Omega Growth Fund

Opportunity Fund

Precious Metals Fund

Premier Large Company Growth Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Small Cap Disciplined Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Traditional Small Cap Growth Fund

Ultra Short-Term Income Fund

U.S. Core Bond Fund

Utility and Telecommunications Fund

Wells Fargo Master Trust

Bloomberg Barclays US Aggregate ex-Corporate Portfolio

C&B Large Cap Value Portfolio

Core Bond Portfolio

Disciplined Large Cap Portfolio

Diversified Large Cap Growth Portfolio

Emerging Growth Portfolio

Emerging Markets Bond Portfolio

Factor Enhanced Emerging Markets Portfolio

Factor Enhanced International Portfolio

Factor Enhanced Large Cap Portfolio

Factor Enhanced Small Cap Portfolio

High Yield Corporate Bond Portfolio

Index Portfolio

International Government Bond Portfolio

International Growth Portfolio

International Value Portfolio

Investment Grade Corporate Bond Portfolio

Managed Fixed Income Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Strategic Retirement Bond Portfolio

U.S. REIT Portfolio

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

99

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

Wells Fargo Income Opportunities Fund

Wells Fargo Multi-Sector Income Fund

Wells Fargo Utilities and High Income Fund

SIXTEENTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Sixteenth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of March 2, 2020 by and among Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Amendments. The Agreement is hereby amended as follows:

l.	Appendix A – The following Fund is added to Appendix A:

Wells Fargo Funds Trust

➢  Special International Small Cap Fund (effective 6/3/19)

➢  Municipal Sustainability Fund (effective 3/2/20)

100

m.	Appendix A – Fund name change:
a.	Intrinsic Value Fund to the Classic Value Fund (effective 4/1/19)
b.	Traditional Small Cap Growth Fund to Fundamental Small Cap Growth Fund (effective 7/22/19)
n.	Appendix A – Fund mergers:
a.	Asia Pacific Fund into Emerging Markets Equity Income Fund (effective 12/6/19)
b.	Capital Growth Fund into Endeavor Select Fund (effective 9/20/19)
o.	Appendix A – Fund liquidations effective 2/26/20:
a.	Factor Enhanced Emerging Markets Fund
b.	Factor Enhanced International Fund
c.	Factor Enhanced Large Cap Fund
d.	Factor Enhanced Small Cap Fund
2.	Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.	Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4.	Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5.	Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

101

IN WITNESS WHEREOF, the parties have caused this Sixteenth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO INCOME OPPORTUNITIES FUND
WELLS FARGO MULTI-SECTOR INCOME FUND,
each on behalf of itself as a Lender listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

WELLS FARGO UTILITIES AND HIGH INCOME FUND
By
Name: Jeremy DePalma
Title: Assistant Treasurer

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST,
each on behalf of their respective Lenders listed on Appendix A as amended from time to time
By
Name: Jeremy DePalma
Title: Treasurer

GOLDMAN SACHS BANK USA
By
Name: Christel Carroll
Title: Vice President
102

APPENDIX A

LENDERS

As of March 2, 2020

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES AND HIGH INCOME FUND

Wells Fargo Funds Trust

Alternative Risk Premia Fund

Asset Allocation Fund

C&B Mid Cap Value Fund

Common Stock Fund

Conservative Income Fund

Core Plus Bond Fund

Disciplined Small Cap Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Income Builder Fund

Diversified International Fund

Emerging Markets Bond Fund

Emerging Markets Equity Fund

Endeavor Select Fund

Enterprise Fund

Fundamental Small Cap Growth Fund

Global Investment Grade Credit Fund

Global Small Cap Fund

Growth Fund

High Yield Bond Fund

High Yield Corporate Bond Fund

High Yield Municipal Bond Fund

International Bond Fund

International Equity Fund

International Government Bond Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Low Volatility U.S. Equity Fund

Mid Cap Disciplined Fund

Municipal Sustainability Fund

Omega Growth Fund

103

Opportunity Fund

Precious Metals Fund

Premier Large Company Growth Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Small Cap Disciplined Fund

Special International Small Cap Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Ultra Short-Term Income Fund

U.S. Core Bond Fund

Utility and Telecommunications Fund

Wells Fargo Master Trust

Bloomberg Barclays US Aggregate ex-Corporate Portfolio

C&B Large Cap Value Portfolio

Core Bond Portfolio

Disciplined Large Cap Portfolio

Diversified Large Cap Growth Portfolio

Emerging Growth Portfolio

Emerging Markets Bond Portfolio

Factor Enhanced Emerging Markets Portfolio

Factor Enhanced International Portfolio

Factor Enhanced Large Cap Portfolio

Factor Enhanced Small Cap Portfolio

High Yield Corporate Bond Portfolio

Index Portfolio

International Government Bond Portfolio

International Growth Portfolio

International Value Portfolio

Investment Grade Corporate Bond Portfolio

Managed Fixed Income Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Strategic Retirement Bond Portfolio

U.S. REIT Portfolio

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

104

Wells Fargo Income Opportunities Fund

Wells Fargo Multi-Sector Income Fund

Wells Fargo Utilities and High Income Fund

105